UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

NUVEEN INVESTMENT TRUST III
(Exact Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration No.:

	(3)	Filing Party:

	(4)	Date Filed:

Important Notice to Fund Shareholders

September 22, 2020

Although we recommend that you read the complete Proxy Statement, for your convenience, we have provided a brief overview of the issues to be voted on.

Q.	Why am I receiving this Proxy Statement?

A.	This year, you and other Fund shareholders are being asked to approve the election of Board members to serve on your Fund’s Board. The list of nominees is contained in the enclosed proxy statement.

Shareholders of the Nuveen NWQ Flexible Income Fund are also being asked to approve a revision of the Fund’s fundamental policy regarding industry concentration.

Your Fund’s Board, including the independent Board Members, unanimously recommends that you vote FOR each proposal applicable to your Fund.

Your vote is very important. We encourage you as a shareholder to participate in your Fund’s governance by returning your vote as soon as possible. If enough shareholders do not cast their votes, your Fund may not be able to hold the meeting or the vote on each issue, and additional solicitation costs may need to be incurred in order to obtain sufficient shareholder participation.

Q.	Whom do I call if I have questions?

A.

If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Computershare Fund Services, your Fund’s proxy solicitor, at 866-963-5818 with your proxy material.

Q.	How do I vote my shares?

A.	You may vote at the meeting, by mail, by telephone or over the Internet:

•	To vote at the meeting, please follow the instructions below for attending the meeting, which will be held virtually.

•	To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.

•	To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide.

•	To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

Q.	How can I attend the meeting?

A.	The meeting will be a completely virtual meeting of shareholders, which will be conducted exclusively by webcast. You are entitled to participate in the meeting only if

i

you were a shareholder of your Fund as of the close of business on September 8, 2020, or if you hold a valid proxy for the meeting. Shareholders will not be able to attend the meeting in person.

You will be able to attend the meeting online and submit your questions during the meeting by visiting www.meetingcenter.io/251819459. You also will be able to vote your shares online by attending the meeting by webcast. To participate in the meeting, you will need to log on using the control number from your proxy card or meeting notice. The control number can be found in the shaded box. The password for the meeting is NUV2020.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance using the instructions below.

The online meeting will begin promptly at 2:00 p.m., Central time on November 16, 2020. We encourage you to access the meeting prior to the start time leaving ample time for the check in. Please follow the access instructions as outlined herein.

Q.	How do I register to attend the meeting virtually on the Internet?

A.

If your shares are registered in your name, you do not need to register to attend the meeting virtually on the Internet. If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the meeting virtually on the Internet.

To register to attend the meeting online by webcast, you must submit proof of your proxy power (legal proxy) reflecting your Fund holdings along with your name and email address to shareholdermeetings@computershare.com. You must contact the bank or broker who holds your shares to obtain your legal proxy. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, three business days prior to the meeting date.

You will receive a confirmation of your registration by email after we receive your registration materials.

Requests for registration should be directed to us by emailing an image of your legal proxy to shareholdermeetings@computershare.com.

Q.	Why hold a virtual meeting?

A.	In light of the public health concerns regarding the coronavirus outbreak (COVID-19), we believe that hosting a virtual meeting is in the best interests of each Fund and its shareholders.

Q.	Will anyone contact me?

A.

You may receive a call from Computershare Fund Services, the proxy solicitor hired by the Funds, to verify that you received your proxy materials, to answer any questions you may have about the proposals and to encourage you to vote your proxy.

We recognize the inconvenience of the proxy solicitation process and would not impose on you if we did not believe that the matters being proposed were important. Once your vote has been registered with the proxy solicitor, your name will be removed from the solicitor’s follow-up contact list.

Q.	How does the Board suggest that I vote?

A.	The Board unanimously recommends that shareholders vote FOR each proposal applicable to your Fund.

ii

333 West Wacker Drive Chicago, Illinois 60606 (800) 257-8787

Notice of Special Meeting

of Shareholders

to be held on November 16, 2020

Nuveen Investment Trust

Nuveen Equity Market Neutral Fund

Nuveen Large Cap Core Fund

Nuveen Large Cap Growth Fund

Nuveen Large Cap Value Fund

Nuveen NWQ Global Equity Income Fund

Nuveen NWQ Large-Cap Value Fund

Nuveen NWQ Multi-Cap Value Fund

Nuveen NWQ Small/Mid-Cap Value Fund

Nuveen NWQ Small-Cap Value Fund

Nuveen Investment Trust III

Nuveen Symphony High Yield Income Fund

Nuveen Symphony Floating Rate Income Fund

Nuveen Investment Trust II

Nuveen Emerging Markets Equity Fund

Nuveen Equity Long/Short Fund

Nuveen International Growth Fund

Nuveen NWQ International Value Fund

Nuveen Santa Barbara Dividend Growth Fund

Nuveen Santa Barbara Global Dividend Growth Fund

Nuveen Santa Barbara International Dividend Growth Fund

Nuveen Winslow International Large Cap Fund

Nuveen Winslow International Small Cap Fund

Nuveen Winslow Large-Cap Growth ESG Fund

Nuveen Investment Trust V

Nuveen Gresham Managed Futures Strategy Fund

Nuveen NWQ Flexible Income Fund

Nuveen Preferred Securities and Income Fund

Nuveen Global Real Estate Securities Fund

September 22, 2020

To the Shareholders of the Above Funds:

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of each of Nuveen Investment Trust, Nuveen Investment Trust II, Nuveen Investment Trust III and Nuveen Investment Trust V (each trust individually, a “Trust” and collectively, the “Trusts”), on behalf of each series of each Trust (each series of each Trust, as identified above and on Appendix A to the enclosed Joint Proxy Statement, individually a “Fund,” and collectively, the “Funds”), will be held (along with meetings of shareholders of several other Nuveen funds) on Monday, November 16, 2020, at 2:00 p.m., Central time, for the following purposes and to transact such other business, if any, as may properly come before the Meeting:

Matters to Be Voted on by Shareholders:

1.	For all Funds, to elect ten (10) Board Members.

2.	For Nuveen NWQ Flexible Income Fund, to approve revisions to its fundamental investment policy regarding industry concentration.

All shareholders are cordially invited to attend the Meeting, which will be held online as discussed in further detail below. In order to avoid delay and additional expense, and to assure that your shares are represented, please vote as promptly as possible, regardless of whether or not you plan to attend the Meeting. You may vote by mail, telephone or over the Internet. To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States. To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide. To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide. Shareholders of record as of the close of business on September 8, 2020 are entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof.

In light of public health concerns regarding the ongoing coronavirus disease 2019 (COVID-19) pandemic, the Meeting will be a completely virtual meeting of shareholders, which will be conducted exclusively by webcast. Shareholders will not be able to attend the Meeting in person. Shareholders will be able to attend the Meeting online and submit their questions during the Meeting by visiting www.meetingcenter.io/251819459. Shareholders will also be able to vote their shares online by attending the Meeting by webcast. To participate in the Meeting, you will need to log on using the control number from your proxy card or Meeting notice. The control number can be found in the shaded box. The password for the Meeting is NUV2020. If you hold your shares through an intermediary, such as a bank or broker, you must register in advance using the instructions contained in the enclosed Joint Proxy Statement.

Christopher M. Rohrbacher

Vice President and Secretary

333 West Wacker Drive Chicago, Illinois 60606 (800) 257-8787

Joint Proxy Statement

September 22, 2020

This Joint Proxy Statement is first being mailed to shareholders on or about September 25, 2020.

Nuveen Investment Trust

Nuveen Equity Market Neutral Fund

Nuveen Large Cap Core Fund

Nuveen Large Cap Growth Fund

Nuveen Large Cap Value Fund

Nuveen NWQ Global Equity Income Fund

Nuveen NWQ Large-Cap Value Fund

Nuveen NWQ Multi-Cap Value Fund

Nuveen NWQ Small/Mid-Cap Value Fund

Nuveen NWQ Small-Cap Value Fund

Nuveen Investment Trust III

Nuveen Symphony High Yield Income Fund

Nuveen Symphony Floating Rate Income Fund

Nuveen Investment Trust II

Nuveen Emerging Markets Equity Fund

Nuveen Equity Long/Short Fund

Nuveen International Growth Fund

Nuveen NWQ International Value Fund

Nuveen Santa Barbara Dividend Growth Fund

Nuveen Santa Barbara Global Dividend Growth Fund

Nuveen Santa Barbara International Dividend Growth Fund

Nuveen Winslow International Large Cap Fund

Nuveen Winslow International Small Cap Fund

Nuveen Winslow Large-Cap Growth ESG Fund

Nuveen Investment Trust V

Nuveen Gresham Managed Futures Strategy Fund

Nuveen NWQ Flexible Income Fund

Nuveen Preferred Securities and Income Fund

Nuveen Global Real Estate Securities Fund

This Joint Proxy Statement is furnished in connection with the solicitation by the board of trustees (the “Board” and each trustee a “Board Member” and collectively, the “Board Members”) of each of Nuveen Investment Trust, Nuveen Investment Trust II, Nuveen Investment Trust III and Nuveen Investment Trust V (each trust individually, a “Trust” and collectively, the “Trusts”), on behalf of each series of each Trust (each series of each Trust, as identified above and on Appendix A, individually a “Fund,” and collectively, the “Funds”), of proxies to be voted at the Special Meeting of Shareholders to be held (along with the meeting of shareholders of several other Nuveen funds) on Monday, November 16, 2020, at 2:00 p.m., Central time (the “Meeting”), and at any and all adjournments, postponements or delays thereof. Appendix A sets forth the abbreviated name of each Fund by which such Fund is referred to in this Joint Proxy Statement.

Proposals

1.	For all Funds, to elect ten (10) Board Members.

2.	For Nuveen NWQ Flexible Income Fund, to approve revisions to its fundamental investment policy regarding industry concentration.

1

Voting Information

Shareholders of record as of the close of business on September 8, 2020 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof.

In light of public health concerns regarding the ongoing coronavirus disease 2019 (COVID-19) pandemic, the Meeting will be a completely virtual meeting of shareholders, which will be conducted exclusively by webcast. Shareholders will not be able to attend the Meeting in person. Shareholders will be able to attend the Meeting online and submit their questions during the Meeting by visiting www.meetingcenter.io/251819459. Shareholders will also be able to vote their shares online by attending the Meeting by webcast. To participate in the Meeting, you will need to log on using the control number from your proxy card or meeting notice. The control number can be found in the shaded box. The password for the Meeting is NUV2020. If you hold your shares through an intermediary, such as a bank or broker, you must register in advance using the instructions contained in this Joint Proxy Statement.

On the proposals coming before the Meeting as to which a choice has been specified by shareholders on the proxy, the shares will be voted accordingly. If a properly executed proxy is returned and no choice is specified, the shares will be voted:

•	FOR the election of the Board Member nominees listed in this Joint Proxy Statement.

•	FOR the approval of a revision to the Nuveen NWQ Flexible Income Fund’s fundamental investment policy regarding industry concentration.

Shareholders who execute proxies may revoke them at any time before they are voted by filing a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending and voting at the Meeting. A prior proxy can also be revoked by voting again through the toll-free number or the Internet address listed in the proxy card. Merely attending the Meeting, however, will not revoke any previously submitted proxy.

A quorum of shareholders is required to take action at the Meeting. A majority of the shares entitled to vote at the Meeting, represented in person (virtually) or by proxy, will constitute a quorum of shareholders at the Meeting. Votes cast by proxy or in person (virtually) at the Meeting will be tabulated by the inspectors of election appointed for the Meeting. The inspectors of election will determine whether or not a quorum is present at the Meeting. The inspectors of election will treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

Broker-dealer firms holding shares of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares before the Meeting. The Funds understand that, under the rules of the New York Stock Exchange, such broker-dealer firms may for certain “routine” matters, without instructions from their customers and clients, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. Proposal 1 is a “routine” matter and beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their shares voted by broker-dealer firms in favor of Proposal 1.

2

Broker-dealers who are not members of the New York Stock Exchange may be subject to other rules, which may or may not permit them to vote your shares without instruction. We urge you to provide instructions to your broker or nominee so that your votes may be counted.

The details of the proposals to be voted on by the shareholders of each Fund and the vote required for approval of the proposals are set forth under the description of the proposals below.

The Board has determined that the use of this Joint Proxy Statement for the Meeting is in the best interest of each Fund in light of the similar proposals being considered and voted on by the shareholders. Certain other Nuveen funds, not listed in this Joint Proxy Statement, will also hold meetings of shareholders with similar proposals. If you were also a shareholder of record of one or more of those other funds on the record date established for the meetings of shareholders of such other funds, you will receive a separate proxy statement and proxy card(s) relating to those funds. With respect to Proposal 1, Shareholders of each Trust, including each Fund that is a series of that Trust voting together, will vote separately on Proposal 1. An unfavorable vote on Proposal 1 by the shareholders of one Trust will not affect the implementation of Proposal 1 by another Trust if Proposal 1 is approved by the shareholders of that Trust.

Only shareholders of the Nuveen NWQ Flexible Income Fund will vote on Proposal 2.

Shares Outstanding

Those persons who were shareholders of record as of the Record Date will be entitled to one vote for each share held and a proportionate fractional vote for each fractional share held. Appendix A lists the shares of each class of each Fund that were issued and outstanding as of the Record Date.

3

PROPOSAL 1: ELECTION OF BOARD MEMBERS

At the Meeting, ten (10) nominees, Jack B. Evans, William C. Hunter, Albin F. Moschner, John K. Nelson, Judith M. Stockdale, Carole E. Stone, Terence J. Toth, Margaret L. Wolff and Robert L. Young, each a current Board Member, and Matthew Thornton III, a nominee for election as a Board Member, are to be elected by all shareholders to serve a term until their successors shall have been duly elected and qualified.

Jack B. Evans, William C. Hunter, John K. Nelson, Judith M. Stockdale, Carole E. Stone and Terence J. Toth were last elected to each Trust’s Board at a special meeting of shareholders held on August 5, 2014. Margaret L. Wolff was appointed as a Board Member of each Trust effective as of February 15, 2016. Albin F. Moschner was appointed as a Board Member of each Trust effective as of July 1, 2016. Robert L. Young was appointed as a Board Member of each Trust effective as of July 1, 2017. Matthew Thornton III does not currently serve on the Board of each Trust and is a nominee for election at the Meeting.

It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the nominees listed above unless the proxy is marked otherwise. Each of the nominees has agreed to serve as a Board Member of each Trust if elected. However, should any nominee become unable or unwilling to accept nomination for election, the proxies will be voted for substitute nominees, if any, designated by that Trust’s present Board.

All Board Member nominees are not “interested persons” as defined in the 1940 Act, of the Funds or of Nuveen Fund Advisors, LLC, the Funds’ investment adviser (the “Adviser”), and have never been an employee or director of Nuveen, LLC (“Nuveen”), the Adviser’s parent company, or any affiliate. Accordingly, such Board Members are deemed “Independent Board Members.”

The Board unanimously recommends that shareholders vote FOR the election of the nominees named herein.

4

Name, Business Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During Past Five Years

CURRENT BOARD MEMBERS(2)

Jack B. Evans 333 West Wacker Drive Chicago, IL 60606 1948	Board Member	Term: Indefinite Length of service: Since 1999	Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine Foundation, a private philanthropic corporation; Director, Public Member, American Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm; formerly, Member and President Pro Tem of the Board of Regents for the State of Iowa University System; formerly, Director, The Gazette Company.	155	Director and Vice Chairman, United Fire Group, a publicly held company; formerly, Director, Alliant Energy

William C. Hunter 333 West Wacker Drive Chicago, IL 60606 1948	Board Member	Term: Indefinite Length of service: Since 2004	Dean Emeritus, formerly, Dean (2006-2012), Tippie College of Business, University of Iowa; past Director (2005-2015) and past President (2010-2014) of Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (1997-2007), Credit Research Center at Georgetown University; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003).	155	Director (since 2009) of Wellmark, Inc.; formerly, Director (2004-2018) of Xerox Corporation

5

Name, Business Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During Past Five Years

Albin F. Moschner 333 West Wacker Drive Chicago, IL 60606 1952	Board Member	Term: Indefinite Length of service: Since 2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011) and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions (1991-1996) and Chief Executive Officer(1995-1996) of Zenith Electronics Corporation.	155	Formerly, Chairman (2019) and Director (2012-2019), USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions; formerly, Director, Wintrust Financial Corporation (1996-2016)

6

Name, Business Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During Past Five Years

John K. Nelson 333 West Wacker Drive Chicago, IL 60606 1962	Board Member	Term: Indefinite Length of service: Since 2013	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; served The President’s Council of Fordham University (2010-2019) and previously a Director of the Curran Center for Catholic American Studies (2009-2018); formerly, senior external advisor to the Financial Services practice of Deloitte Consulting LLP (2012-2014); former Chair of the Board of Trustees of Marian University (2010-2014 as trustee, 2011-2014 as Chair); formerly Chief Executive Officer of ABN AMRO Bank N.V., North America, and Global Head of the Financial Markets Division (2007-2008), with various executive leadership roles in ABN AMRO Bank N.V. between 1996 and 2007.	155	None

Judith M. Stockdale 333 West Wacker Drive Chicago, IL 60606 1947	Board Member	Term: Indefinite Length of service: Since 1997	Board Member of the Land Trust Alliance (since 2013); formerly, Board Member of the U.S. Endowment for Forestry and Communities (2013-12/2019); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	155	None

7

Name, Business Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During Past Five Years

Carole E. Stone 333 West Wacker Drive Chicago, IL 60606 1947	Board Member	Term: Indefinite Length of service: Since 2007	Former Director, Chicago Board Options Exchange, Inc. (2006-2017) and C2 Options Exchange, Incorporated (2009-2017); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	155	Formerly, Director (2010-2020), Cboe Global Markets, Inc. (formerly, CBOE Holdings, Inc.).

Terence J. Toth(3) 333 West Wacker Drive Chicago, IL 60606 1959	Board Member	Term: Indefinite Length of service: Since 2008	Formerly, Co-Founding Partner, Promus Capital (2008-2017); Director, Quality Control Corporation (since 2012); formerly, Director, Fulcrum IT Service LLC (2010-2019); formerly, Director, LogicMark LLC (2012-2016); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); Member, Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012) and is Chair of its Investment Committee; formerly, Member, Chicago Fellowship Board (2005-2016); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	155	None

8

Name, Business Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During Past Five Years

Margaret L. Wolff 333 West Wacker Drive Chicago, IL 60606 1955	Board Member	Term: Indefinite Length of service: Since 2016	Formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	155	Formerly, Member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.).

Robert L. Young 333 West Wacker Drive Chicago, IL 60606 1963	Board Member	Term: Indefinite Length of service: Since 2017	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P.Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly, One Group Dealer Services, Inc.) (1999-2017).	155	None

9

Name, Business Address and Year of Birth	Position(s) Held with Funds	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member During Past Five Years

BOARD MEMBER NOMINEE

Matthew Thornton III 333 West Wacker Drive Chicago, IL 60606 1958	None(4)	Term: Indefinite Length of service: Not Applicable(4)	Formerly, Executive Vice President and Chief Operating Officer (2018-2019), FedEx Freight Corporation, a subsidiary of FedEx Corporation (“FedEx”) (provider of transportation, e-commerce and business services through its portfolio of companies); formerly, Senior Vice President, U.S. Operations (2006-2018), Federal Express Corporation, a subsidiary of FedEx; formerly, Member of the Board of Directors (2012-2018), Safe Kids Worldwide® (a non-profit organization dedicated to preventing childhood injuries).	None(4)	Member of the Board of Directors (since 2014), The Sherwin-Williams Company (develops, manufactures, distributes and sells paints, coatings and related products).

(1)	Length of Time Served indicates the year in which the individual became a Board Member of a fund in the Nuveen fund complex.
(2)	Each current Board Member has been nominated to stand for election at the Meeting.
(3)

Mr. Toth serves as a director on the Board of Directors of the Mather Foundation (the “Foundation”) and is a member of its investment committee. The Foundation is the parent of the Mather LifeWays organization, a non-profit charitable organization. Prior to Mr. Toth joining the Board of the Foundation, the Foundation selected Gresham Investment Management (“Gresham”), an affiliate of Nuveen Fund Advisors, LLC, to manage a portion of the Foundation’s investment portfolio, and pursuant to this selection, the Foundation has invested that portion of its investment portfolio in a private commodity pool managed by Gresham.

(4)

Mr. Thornton has been nominated for election to the Board and the boards of certain other funds in the Nuveen fund complex and has been appointed to the boards of certain other funds in the Nuveen fund complex, such appointment to become effective as of November 16, 2020. If Mr. Thornton is elected to the board of each such fund for which he has been nominated and assuming such appointments become effective, Mr. Thornton will oversee 154 portfolios in the Nuveen fund complex.

Share Ownership

In order to create an appropriate identity of interests between Board Members and shareholders, the boards of directors/trustees of the Nuveen funds have adopted a governance principle pursuant to which each Board Member is expected to invest, either directly or on a deferred basis, at least the equivalent of one year of compensation in funds in the Nuveen complex.

The dollar range of equity securities beneficially owned by each Board Member and nominee in each Fund and all Nuveen funds overseen by the Board Member as of December 31, 2019 is set forth in Appendix B. The number of shares of each Fund beneficially owned by each Board

10

Member and by the Board Members and executive officers of the Funds as a group as of December 31, 2019 is set forth in Appendix B. As of the Record Date, each Board Member’s and executive officer’s individual beneficial shareholdings of each Fund constituted less than 1% of the outstanding shares of each Fund. As of the Record Date, the Board Members and executive officers as a group beneficially owned less than 1% of the outstanding shares of each Fund.

Compensation

Independent Board Members receive a $195,000 annual retainer plus: (a) a fee of $6,750 per day for attendance in person or by telephone at regularly scheduled meetings of the Board; (b) a fee of $3,000 per meeting for attendance in person or by telephone at special, non-regularly scheduled meetings of the Board where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (c) a fee of $2,500 per meeting for attendance in person or by telephone at Audit Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (d) a fee of $5,000 per meeting for attendance in person or by telephone at Compliance, Risk Management and Regulatory Oversight Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (e) a fee of $1,000 per meeting for attendance in person or by telephone at Dividend Committee meetings; (f) a fee of $500 per meeting for attendance in person or by telephone at all other committee meetings ($1,000 for shareholder meetings) where in-person attendance is required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance is not required, and $100 per meeting when the Executive Committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings, provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held; and (g) a fee of $2,500 per meeting for attendance in person or by telephone at Open-End Funds Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required, provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held. In addition to the payments described above, the Chair of the Board receives $90,000, the chairpersons of the Audit Committee, the Dividend Committee, the Compliance, Risk Management and Regulatory Oversight Committee, the Nominating and Governance Committee and the Open-End Funds Committee receive $15,000 as additional annual retainers. Independent Board Members also receive a fee of $3,000 per day for site visits to entities that provide services to the Nuveen funds on days on which no Board meeting is held. When ad hoc committees are organized, the Nominating and Governance Committee will at the time of formation determine compensation to be paid to the members of such committees; however, in general, such fees will be $1,000 per meeting for attendance in person or by telephone at ad hoc committee meetings where in-person attendance is required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required. The annual retainer, fees and expenses are allocated among the Nuveen funds on the basis of relative net assets, although management may, in its discretion, establish a minimum amount to be allocated to each fund. In certain instances fees and expenses will be allocated only to those Nuveen funds that are discussed at a given meeting.

11

The Funds do not have retirement or pension plans. Certain Nuveen funds (the “Participating Funds”) participate in a deferred compensation plan (the “Deferred Compensation Plan”) that permits an Independent Board Member to elect to defer receipt of all or a portion of his or her compensation as an Independent Board Member. The deferred compensation of a participating Independent Board Member is credited to a book reserve account of the Participating Fund when the compensation would otherwise have been paid to such Independent Board Member. The value of the Independent Board Member’s deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen funds. At the time for commencing distributions from an Independent Board Member’s deferral account, the Independent Board Member may elect to receive distributions in a lump sum or over a period of five years. The Participating Fund will not be liable for any other fund’s obligations to make distributions under the Deferred Compensation Plan.

The tables set forth in Appendix C show, for each Independent Board Member, the aggregate compensation paid by each Fund to each Board Member for its last fiscal year and the aggregate compensation paid by all Nuveen funds to each Board Member for the calendar year ended December 31, 2019.

The Trusts have no employees. Each officer of the Trusts serves without any compensation from the Funds. The CCO’s compensation, which is composed of base salary and incentive compensation, is paid by the Adviser, with review and input by the Board. Each Fund reimburses the Adviser for an allocable portion of the Adviser’s cost of the CCO’s incentive compensation.

Board Leadership and Risk Oversight

The Board of each Fund oversees the operations and management of the Fund, including the duties performed for the Fund by the Adviser. The Board has adopted a unitary board structure. A unitary board consists of one group of directors who serve on the board of every fund in the complex. In adopting a unitary board structure, the Board Members seek to provide effective governance through establishing a board, the overall composition of which will, as a body, possess the appropriate skills, independence and experience to oversee the Funds’ business. With this overall framework in mind, when the Board, through its Nominating and Governance Committee discussed below, seeks nominees for the Board, the Board Members consider, not only the candidate’s particular background, skills and experience, among other things, but also whether such background, skills and experience enhance the Board’s diversity and at the same time complement the Board given its current composition and the mix of skills and experiences of the incumbent Board Members. The Nominating and Governance Committee believes that the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy on diversity or any particular definition of diversity.

The Board believes the unitary board structure enhances good and effective governance, particularly given the nature of the structure of the investment company complex. Funds in the same complex generally are served by the same service providers and personnel and are governed by the same regulatory scheme which raises common issues that must be addressed by the Board Members across the fund complex (such as compliance, valuation, liquidity,

12

brokerage, trade allocation or risk management). The Board believes it is more efficient to have a single board review and oversee common policies and procedures which increases the Board’s knowledge and expertise with respect to the many aspects of fund operations that are complex-wide in nature. The unitary structure also enhances the Board’s influence and oversight over the Adviser and other service providers.

In an effort to enhance the independence of the Board, the Board also has a Chair that is an Independent Board Member. The Board recognizes that a chair can perform an important role in setting the agenda for the Board, establishing the boardroom culture, establishing a point person on behalf of the Board for Fund management, and reinforcing the Board’s focus on the long-term interests of shareholders. The Board recognizes that a chair may be able to better perform these functions without any conflicts of interests arising from a position with Fund management. Accordingly, the Board Members have elected Terrence J. Toth as the independent Chair of the Board. Specific responsibilities of the Chair include: (i) presiding at all meetings of the Board and of the shareholders; (ii) seeing that all orders and resolutions of the Board Members are carried into effect; and (iii) maintaining records of and, whenever necessary, certifying all proceedings of the Board Members and the shareholders.

Although the Board has direct responsibility over various matters (such as advisory contracts, underwriting contracts and Fund performance), the Board also exercises certain of its oversight responsibilities through several committees that it has established and which report back to the full Board. The Board believes that a committee structure is an effective means to permit Board Members to focus on particular operations or issues affecting the Funds, including risk oversight. More specifically, with respect to risk oversight, the Board has delegated matters relating to valuation and compliance to certain committees (as summarized below) as well as certain aspects of investment risk. In addition, the Board believes that the periodic rotation of Board Members among the different committees allows the Board Members to gain additional and different perspectives of a Fund’s operations. The Board has established six standing committees: the Executive Committee, the Dividend Committee, the Audit Committee, the Compliance, Risk Management and Regulatory Oversight Committee, the Nominating and Governance Committee and the Open-End Funds Committee. The Board may also from time to time create ad hoc committees to focus on particular issues as the need arises. The membership and functions of the standing committees are summarized below.

Executive Committee. The Executive Committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board. The members of the Executive Committee are Terence J. Toth, Chair, Albin F. Moschner and Margaret L. Wolff. The number of Executive Committee meetings of each Trust held during the calendar year ended December 31, 2019 is shown in Appendix D.

Audit Committee. The Audit Committee assists the Board in the oversight and monitoring of the accounting and reporting policies, processes and practices of the Nuveen funds, and the audits of the financial statements of the Nuveen funds; the quality and integrity of the financial statements of the Nuveen funds; the Nuveen funds’ compliance with legal and regulatory requirements relating to the Nuveen funds’ financial statements; the independent auditors’ qualifications, performance and independence; and the pricing procedures of the Nuveen funds and the Adviser’s internal valuation group. It is the responsibility of the Audit Committee to select, evaluate and replace any independent auditors (subject only to Board and, if applicable, shareholder ratification) and to determine their compensation. The Audit Committee is also responsible for, among other things, overseeing the valuation of securities

13

comprising the Nuveen funds’ portfolios. Subject to the Board’s general supervision of such actions, the Audit Committee addresses any valuation issues, oversees the Nuveen funds’ pricing procedures and actions taken by the Adviser’s internal valuation group which provides regular reports to the committee, reviews any issues relating to the valuation of the Nuveen funds’ securities brought to its attention and considers the risks to the Nuveen funds in assessing the possible resolutions to these matters. The Audit Committee may also consider any financial risk exposures for the Nuveen funds in conjunction with performing its functions.

To fulfill its oversight duties, the Audit Committee receives annual and semi-annual reports and has regular meetings with the external auditors for the Nuveen funds and the Adviser’s internal audit group. The Audit Committee also may review in a general manner the processes the Board or other Board committees have in place with respect to risk assessment and risk management as well as compliance with legal and regulatory matters relating to the Nuveen funds’ financial statements. The committee operates under a written charter adopted and approved by the Board. Members of the Audit Committee shall be independent (as set forth in the charter) and free of any relationship that, in the opinion of the trustees, would interfere with their exercise of independent judgment as an Audit Committee member. The members of the Audit Committee are Carole E. Stone, Chair, Jack B. Evans, William C. Hunter, John K. Nelson and Judith M. Stockdale, each of whom is an Independent Board Member of the Funds. A copy of the Charter is available at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx. The number of Audit Committee meetings of each Trust held during the calendar year ended December 31, 2019 is shown in Appendix D.

Nominating and Governance Committee. The Nominating and Governance Committee is responsible for seeking, identifying and recommending to the Board qualified candidates for election or appointment to the Board. In addition, the Nominating and Governance Committee oversees matters of corporate governance, including the evaluation of Board performance and processes, the assignment and rotation of committee members, and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable, and matters related thereto. Although the unitary and committee structure has been developed over the years and the Nominating and Governance Committee believes the structure has provided efficient and effective governance, the committee recognizes that as demands on the Board evolve over time (such as through an increase in the number of funds overseen or an increase in the complexity of the issues raised), the committee must continue to evaluate the Board and committee structures and their processes and modify the foregoing as may be necessary or appropriate to continue to provide effective governance. Accordingly, the Nominating and Governance Committee has a separate meeting each year to, among other things, review the Board and committee structures, their performance and functions, and recommend any modifications thereto or alternative structures or processes that would enhance the Board’s governance of the Nuveen funds.

In addition, the Nominating and Governance Committee, among other things, makes recommendations concerning the continuing education of trustees; monitors performance of legal counsel and other service providers; establishes and monitors a process by which security holders are able to communicate in writing with members of the Board; and periodically reviews and makes recommendations about any appropriate changes to trustee or director compensation. In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources, including shareholders, as to suitable candidates. Suggestions should be sent in writing to William Siffermann, Manager of Fund Board

14

Relations, Nuveen Investments, Inc., 333 West Wacker Drive, Chicago, IL 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new trustees and reserves the right to interview any and all candidates and to make the final selection of any new trustees. In considering a candidate’s qualifications, each candidate must meet certain basic requirements, including relevant skills and experience, time availability (including the time requirements for due diligence site visits to sub-advisers and service providers) and, if qualifying as an independent trustee candidate, independence from the Adviser, each Fund’s sub-adviser, Nuveen Securities, LLC, the Funds’ distributor (the “Distributor”), and other service providers, including any affiliates of these entities. These skill and experience requirements may vary depending on the current composition of the Board, since the goal is to ensure an appropriate range of skills, diversity and experience, in the aggregate. Accordingly, the particular factors considered and weight given to these factors will depend on the composition of the Board and the skills and backgrounds of the incumbent trustees at the time of consideration of the nominees. All candidates, however, must meet high expectations of personal integrity, independence, governance experience and professional competence. All candidates must be willing to be critical within the Board and with management and yet maintain a collegial and collaborative manner toward other Board members. The committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Funds’ website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx. This committee is composed of Independent Board Members. The members of the Nominating and Governance Committee are Terence J. Toth, Chair, Jack B. Evans, William C. Hunter, Albin F. Moschner, John K. Nelson, Judith M. Stockdale, Carole E. Stone, Margaret L. Wolff and Robert L. Young. The number of Nominating and Governance Committee meetings of each Trust held during the calendar year ended December 31, 2019 is shown in Appendix D.

Dividend Committee. The Dividend Committee is authorized to declare distributions on each Fund’s shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The members of the Dividend Committee are Robert L. Young, Chair, William C. Hunter, Albin F. Moschner and Margaret L. Wolff. The number of Dividend Committee meetings of each Trust held during the calendar year ended December 31, 2019 is shown in Appendix D.

Compliance, Risk Management and Regulatory Oversight Committee. The Compliance, Risk Management and Regulatory Oversight Committee (the “Compliance Committee”) is responsible for the oversight of compliance issues, risk management and other regulatory matters affecting the Funds that are not otherwise under or within the jurisdiction of the other committees. The Board has adopted and periodically reviews policies and procedures designed to address the Funds’ compliance and risk matters. As part of its duties, the Compliance Committee: reviews the policies and procedures relating to compliance matters and recommends modifications thereto as necessary or appropriate to the full Board; develops new policies and procedures as new regulatory matters affecting the Funds arise from time to time; evaluates or considers any comments or reports from examinations from regulatory authorities and responses thereto; and performs any special reviews, investigations or other oversight responsibilities relating to risk management, compliance and/or regulatory matters as requested by the Board.

In addition, the Compliance Committee is responsible for risk oversight, including, but not limited to, the oversight of risks related to investments and operations. Such risks include, among other things, exposures to: particular issuers, market sectors, or types of securities; risks

15

related to product structure elements, such as leverage; and techniques that may be used to address those risks, such as hedging and swaps. In assessing issues brought to the Compliance Committee’s attention or in reviewing a particular policy, procedure, investment technique or strategy, the Compliance Committee evaluates the risks to the Funds in adopting a particular approach or resolution compared to the anticipated benefits to the Funds and their shareholders. In fulfilling its obligations, the Compliance Committee meets on a quarterly basis, and at least once a year in person. The Compliance Committee receives written and oral reports from the Funds’ CCO and meets privately with the CCO at each of its quarterly meetings. The CCO also provides an annual report to the full Board regarding the operations of the Funds’ and other service providers’ compliance programs as well as any recommendations for modifications thereto. The Compliance Committee also receives reports from the investment services group of Nuveen regarding various investment risks. Notwithstanding the foregoing, the full Board also participates in discussions with management regarding certain matters relating to investment risk, such as the use of leverage and hedging. The investment services group therefore also reports to the full Board at its quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance. Accordingly, the Board directly and/or in conjunction with the Compliance Committee oversees matters relating to investment risks. Matters not addressed at the committee level are addressed directly by the full Board. The Compliance Committee operates under a written charter adopted and approved by the Board. The members of the Compliance Committee are John K. Nelson, Chair, Albin F. Moschner, Terence J. Toth, Margaret L. Wolff and Robert L. Young. The number of Compliance Committee meetings of each Trust held during the calendar year ended December 31, 2019 is shown in Appendix D.

Open-End Funds Committee. The Open-End Funds Committee is responsible for assisting the Board in the oversight and monitoring of the Nuveen funds that are registered as open-end management investment companies (“Open-End Funds”). The committee may review and evaluate matters related to the formation and the initial presentation to the Board of any new Open-End Fund and may review and evaluate any matters relating to any existing Open-End Fund. The committee operates under a written charter adopted and approved by the Board. The members of the Open-End Funds Committee are Albin F. Moschner, Chair, William C. Hunter, John K. Nelson, Judith M. Stockdale and Terence J. Toth. The number of Open-End Funds Committee meetings of each Trust held during the calendar year ended December 31, 2019 is shown in Appendix D.

Number of Board Meetings. The number of regular quarterly meetings and special meetings held by the Board of each Trust held during the calendar year ended December 31, 2019 is shown in Appendix D.

Board Member Attendance. During the calendar year ended December 31, 2019, each Board Member attended 75% or more of each Fund’s Board meetings and the committee meetings (if a member thereof) held during the period for which such Board Member was a Board Member. The policy of the Board relating to attendance by Board Members at shareholder meetings of the Funds is posted on the Funds’ website at www.nuveen.com/en-us/products/fund-governance.

Board Diversification and Board Member Qualifications

In determining that a particular nominee was qualified to serve on the Board, the Board considered each nominee’s background, skills, experience and other attributes in light of the

16

composition of the Board with no particular factor controlling. The Board believes that Board Members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties, and the Board believes each nominee satisfies this standard. An effective Board Member may achieve this ability through his or her educational background; business, professional training or practice; public service or academic positions; experience from service as a board member or executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. Accordingly, set forth below is a summary of the experiences, qualifications, attributes, and skills that led to the conclusion, as of the date of this document, that each nominee should serve as a Board Member. References to the experiences, qualifications, attributes and skills of each nominee are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out the Board or any nominee as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Jack B. Evans. Mr. Evans has served as Chairman (since 2019) and President (1996-2019) of the Hall-Perrine Foundation, a private philanthropic corporation. Mr. Evans was formerly President and Chief Operating Officer of the SCI Financial Group, Inc., a regional financial services firm headquartered in Cedar Rapids, Iowa. He was a member of the Board of the Federal Reserve Bank of Chicago as well as a Director of Alliant Energy and President Pro Tem of the Board of Regents for the State of Iowa University System. Mr. Evans is Chairman of the Board of United Fire Group, sits on the Board of the American Board of Orthopaedic Surgery as a Public Member Director (since 2015) and is a Life Trustee of Coe College. He has a Bachelor of Arts from Coe College and a M.B.A. from the University of Iowa.

William C. Hunter. Dr. Hunter became Dean Emeritus of the Henry B. Tippie College of Business at the University of Iowa in 2012, after having served as Dean of the College since July 2006. He had been Dean and Distinguished Professor of Finance at the University of Connecticut School of Business from 2003 to 2006. From 1995 to 2003, he was the Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago. He has held faculty positions at Emory University, Atlanta University, the University of Georgia and Northwestern University. He has consulted with numerous foreign central banks and official agencies in Europe, Asia, Central America and South America. He has been a Director of Wellmark, Inc. since 2009. He is a past Director (2005-2015) and a past President (2010-2014) of Beta Gamma Sigma, Inc., The International Business Honor Society and a past Director (2004-2018) of the Xerox Corporation.

Albin F. Moschner. Mr. Moschner is a consultant in the wireless industry and, in July 2012, founded Northcroft Partners, LLC, a management consulting firm that provides operational, management and governance solutions. Prior to founding Northcroft Partners, LLC, Mr. Moschner held various positions at Leap Wireless International, Inc., a provider of wireless services, where he was a consultant from February 2011 to July 2012, Chief Operating Officer from July 2008 to February 2011, and Chief Marketing Officer from August 2004 to June 2008. Before he joined Leap Wireless International, Inc., Mr. Moschner was President of the Verizon Card Services division of Verizon Communications, Inc. from 2000 to 2003, and President of One Point Services at One Point Communications from 1999 to 2000. Mr. Moschner also served at Zenith Electronics Corporation as Director, President and Chief

17

Executive Officer from 1995 to 1996, and as Director, President and Chief Operating Officer from 1994 to 1995. Mr. Moschner has been Chairman of the Board (2019) and a member of the Board of Directors (2012-2019) of USA Technologies, Inc. and, from 1996 until 2016, he was a member of the Board of Directors of Wintrust Financial Corporation. In addition, he is emeritus (since 2018) of the Advisory Boards of the Kellogg School of Management (1995-2018) and the Archdiocese of Chicago Financial Council (2012-2018). Mr. Moschner received a Bachelor of Engineering degree in Electrical Engineering from The City College of New York in 1974 and a Master of Science degree in Electrical Engineering from Syracuse University in 1979.

John K. Nelson. Mr. Nelson is on the Board of Directors of Core12, LLC (since 2008), a private firm that develops branding, marketing, and communications strategies for clients. Mr. Nelson has extensive experience in global banking and markets, having served in several senior executive positions with ABN AMRO Holdings N.V. and its affiliated entities and predecessors, including LaSalle Bank Corporation from 1996 to 2008, ultimately serving as Chief Executive Officer of ABN AMRO N.V. North America. During his tenure at the bank, he also served as Global Head of its Financial Markets Division, which encompassed the bank’s Currency, Commodity, Fixed Income, Emerging Markets, and Derivatives businesses. He was a member of the Foreign Exchange Committee of the Federal Reserve Bank of the United States and during his tenure with ABN AMRO served as the bank’s representative on various committees of The Bank of Canada, European Central Bank, and The Bank of England. Mr. Nelson previously served as a senior, external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014). At Fordham University, he served as a director of The President’s Council (2010-2019) and previously served as a director of The Curran Center for Catholic American Studies (2009-2018). He served as a trustee and Chairman of The Board of Trustees of Marian University (2011-2013). Mr. Nelson is a graduate of Fordham University and holds a BA in Economics (1984) and an MBA in Finance (1991).

Judith M. Stockdale. Ms. Stockdale retired in 2012 as Executive Director of the Gaylord and Dorothy Donnelley Foundation, a private foundation working in land conservation and artistic vitality in the Chicago region and the Low Country of South Carolina. She is currently a board member of the Land Trust Alliance (since 2013). Her previous positions include Executive Director of the Great Lakes Protection Fund, Executive Director of Openlands, and Senior Staff Associate at the Chicago Community Trust. She has served on the Advisory Councils of the National Zoological Park, the Governor’s Science Advisory Council (Illinois), and the Nancy Ryerson Ranney Leadership Grants Program. She has served on the boards of Brushwood Center, Forefront f/k/a Donors Forum and the U.S. Endowment for Forestry and Communities. Ms. Stockdale, a native of the United Kingdom, has a Bachelor of Science degree in geography from the University of Durham (UK) and a Master of Forest Science degree from Yale University.

Carole E. Stone. Ms. Stone recently retired from the Board of Directors of the Cboe Global Markets, Inc. (formerly, CBOE Holdings, Inc.), having served from 2010-2020. She previously served on the Boards of the Chicago Board Options Exchange and C2 Options Exchange, Incorporated. Ms. Stone retired from the New York State Division of the Budget in 2004, having served as its Director for nearly five years and as Deputy Director from 1995 through 1999. She has also served as the Chair of the New York Racing Association Oversight Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. Ms. Stone has a Bachelor of Arts from Skidmore College in Business Administration.

18

Matthew Thornton III. Mr. Thornton has over 40 years of broad leadership and operating experience from his career with FedEx Corporation (“FedEx”), which, through its portfolio of companies, provides transportation, e-commerce and business services. In November 2019, Mr. Thornton retired as Executive Vice President and Chief Operating Officer of FedEx Freight Corporation (FedEx Freight), a subsidiary of FedEx, where, from May 2018 until his retirement, he had been responsible for day-to-day operations, strategic guidance, modernization of freight operations and delivering innovative customer solutions. From September 2006 to May 2018, Mr. Thornton served as Senior Vice President, U.S. Operations at Federal Express Corporation (FedEx Express), a subsidiary of FedEx. Prior to September 2006, Mr. Thornton held a range of positions of increasing responsibility with FedEx, including various management positions. In addition, Mr. Thornton currently (since 2014) serves on the Board of Directors of The Sherwin-Williams Company, where he is a member of the Audit Committee and the Nominating and Corporate Governance Committee. Formerly (2012-2018), he was a member of the Board of Directors of Safe Kids Worldwide®, a non-profit organization dedicated to the prevention of childhood injuries. Mr. Thornton is a member (since 2014) of the Executive Leadership Council (ELC), the nation’s premier organization of global black senior executives. He is also a member of the National Association of Corporate Directors (NACD). Mr. Thornton has been recognized by Black Enterprise on its 2017 list of the Most Powerful Executives in Corporate America and by Ebony on its 2016 Power 100 list of the world’s most influential and inspiring African Americans. Mr. Thornton received a B.B.A. degree from the University of Memphis in 1980 and an M.B.A. from the University of Tennessee in 2001.

Terence J. Toth. Mr. Toth, the Nuveen funds’ Independent Chair, was a Co-Founding Partner of Promus Capital (2008-2017). From 2010 to 2019, he was a Director of Fulcrum IT Service LLC and from 2012 to 2016, he was a Director of LogicMark LLC. From 2008 to 2013, he was a Director of Legal & General Investment Management America, Inc. From 2004 to 2007, he was Chief Executive Officer and President of Northern Trust Global Investments, and Executive Vice President of Quantitative Management & Securities Lending from 2000 to 2004. He also formerly served on the Board of the Northern Trust Mutual Funds. He joined Northern Trust in 1994 after serving as Managing Director and Head of Global Securities Lending at Bankers Trust (1986 to 1994) and Head of Government Trading and Cash Collateral Investment at Northern Trust from 1982 to 1986. He currently serves on the Board of Quality Control Corporation (since 2012) and Catalyst Schools of Chicago (since 2008). He is on the Mather Foundation Board (since 2012) and is the Chair of its Investment Committee. Mr. Toth graduated with a Bachelor of Science degree from the University of Illinois, and received his M.B.A. from New York University. In 2005, he graduated from the CEO Perspectives Program at Northwestern University.

Margaret L. Wolff. Ms. Wolff retired from Skadden, Arps, Slate, Meagher & Flom LLP in 2014 after more than 30 years of providing client service in the Mergers & Acquisitions Group. During her legal career, Ms. Wolff devoted significant time to advising boards and senior management on U.S. and international corporate, securities, regulatory and strategic matters, including governance, shareholder, fiduciary, operational and management issues. From 2013 to 2017, she was a Board member of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each of which is a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.). Ms. Wolff has been a trustee of New York-Presbyterian Hospital since 2005 and, since 2004, she has served as a trustee of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older

19

adults) where she currently is the Chair. From 2005 to 2015, she was a trustee of Mt. Holyoke College and served as Vice Chair of the Board from 2011 to 2015. Ms. Wolff received her Bachelor of Arts from Mt. Holyoke College and her Juris Doctor from Case Western Reserve University School of Law.

Robert L. Young. Mr. Young has more than 30 years of experience in the investment management industry. From 1997 to 2017, he held various positions with J.P. Morgan Investment Management Inc. (“J.P. Morgan Investment”) and its affiliates (collectively, “J.P. Morgan”). Most recently, he served as Chief Operating Officer and Director of J.P. Morgan Investment (from 2010 to 2016) and as President and Principal Executive Officer of the J.P. Morgan Funds (from 2013 to 2016). As Chief Operating Officer of J.P. Morgan Investment, Mr. Young led service, administration and business platform support activities for J.P. Morgan’s domestic retail mutual fund and institutional commingled and separate account businesses, and co-led these activities for J.P. Morgan’s global retail and institutional investment management businesses. As President of the J.P. Morgan Funds, Mr. Young interacted with various service providers to these funds, facilitated the relationship between such funds and their boards, and was directly involved in establishing board agendas, addressing regulatory matters, and establishing policies and procedures. Before joining J.P. Morgan, Mr. Young, a former Certified Public Accountant (CPA), was a Senior Manager (Audit) with Deloitte & Touche LLP (formerly, Touche Ross LLP), where he was employed from 1985 to 1996. During his tenure there, he actively participated in creating, and ultimately led, the firm’s midwestern mutual fund practice. Mr. Young holds a Bachelor of Business Administration degree in Accounting from the University of Dayton and, from 2008 to 2011, he served on the Investment Committee of its Board of Trustees.

Independent Chair

Terrence J. Toth currently serves as the independent Chair of the Board. Specific responsibilities of the Chair include: (a) presiding at all meetings of the Board and of the shareholders; (b) seeing that all orders and resolutions of the Board Members are carried into effect; and (c) maintaining records of and, whenever necessary, certifying all proceedings of the Board Members and the shareholders.

20

The Officers

The following table sets forth information with respect to each officer of the Funds. Officers receive no compensation from the Funds. The officers are elected by the Board on an annual basis to serve until successors are elected and qualified.

Name, Business Address and Year of Birth	Position(s) Held with Funds	Length of Time Served with Funds in the Fund Complex	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Served by Officer

Greg A. Bottjer 333 West Wacker Drive Chicago, IL 60606 1971	Chief Administrative Officer	Term: Annual Length of Service: Since 2016	Senior (since 2017) Managing Director (since 2011), formerly, Senior Vice President (2007-2010) of Nuveen Investments Holdings, Inc.; Senior (since 2017) Managing Director(since 2016) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst	73

Mark J. Czarniecki 901 Marquette Avenue Minneapolis, MN 55402 1979	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2013	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2016) and Nuveen Fund Advisors, LLC (since 2017); Vice President and Associate General Counsel of Nuveen (since 2013).	155

Diana R. Gonzalez 333 West Wacker Drive Chicago, IL 60606 1978	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2017	Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2017); Vice President and Associate General Counsel of Nuveen (since 2017); Associate General Counsel of Jackson National Asset Management (2012-2017).	155

Nathaniel T. Jones 333 West Wacker Drive Chicago, IL 60606 1979	Vice President and Treasurer	Term: Annual Length of Service: Since 2016	Managing Director (since 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011-2016) of Nuveen; Managing Director (since 2015) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.	155

21

Name, Business Address and Year of Birth	Position(s) Held with Funds	Length of Time Served with Funds in the Fund Complex	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Served by Officer

Walter M. Kelly 333 West Wacker Drive Chicago, IL 60606 1970	Chief Compliance Officer and Vice President	Term: Annual Length of Service: Since 2004	Managing Director (since 2017), formerly, Senior Vice President (2008-2017) of Nuveen.	155

Tina M. Lazar 333 West Wacker Drive Chicago, IL 60606 1961	Vice President	Term: Annual Length of Service: Since 2000	Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.	155

Brian J. Lockhart 333 West Wacker Drive Chicago, IL 60606 1974	Vice President	Term: Annual Length of Service: Since 2019	Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Managing Director (since 2017), formerly, Vice President (2010-2017) of Nuveen; Head of Investment Oversight (since 2017), formerly, Team Leader of Manager Oversight (2015-2017); Chartered Financial Analyst and Certified Financial Risk Manager.	155

Jacques M. Longerstaey 333 West Wacker Drive Chicago, IL 60606 1963	Vice President	Term: Annual Length of Service: Since 2019	Senior Managing Director, Chief Risk Officer, Nuveen, LLC (since May 2019); Senior Managing Director (since May 2019) of Nuveen Fund Advisors, LLC; formerly, Chief Investment and Model Risk Officer, Wealth & Investment Management Division, Wells Fargo Bank (NA) (from 2013–2019).	155

22

Name, Business Address and Year of Birth	Position(s) Held with Funds	Length of Time Served with Funds in the Fund Complex	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Served by Officer

Kevin J. McCarthy 333 West Wacker Drive Chicago, IL 60606 1966	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2007	Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017), Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly, Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC, formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and Winslow Capital Management, LLC (since 2010); Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.	155

23

Name, Business Address and Year of Birth	Position(s) Held with Funds	Length of Time Served with Funds in the Fund Complex	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Served by Officer

Jon Scott Meissner 8500 Andrew Carnegie Blvd. Charlotte, NC 28262 1973	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 2019	Managing Director of Mutual Fund Tax and Financial Reporting groups at Nuveen (since 2017); Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Senior Director of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC(since 2016); Senior Director (since 2015) Mutual Fund Taxation to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the CREF Accounts; has held various positions with TIAA since 2004.	155

Deann D. Morgan 100 Park Avenue New York, NY 10016 1969	Vice President	Term: Annual Length of Service: Since 2020	Executive Vice President, Global Head of Product at Nuveen (since November 2019); Co-Chief Executive Officer of Nuveen Securities, LLC (since March 2020); Managing Member MDR Collaboratory LLC (since 2018); Managing Director, Head of Wealth Management Product Structuring & COO Multi Asset Investing, The Blackstone Group (2013-2017).	155

24

Name, Business Address and Year of Birth	Position(s) Held with Funds	Length of Time Served with Funds in the Fund Complex	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Served by Officer

Christopher M. Rohrbacher 333 West Wacker Drive Chicago, IL 60606 1971	Vice President and Secretary	Term: Annual Length of Service: Since 2008	Managing Director (since 2017), formerly, Senior Vice President (2016-2017), Co-General Counsel (since 2019) and Assistant Secretary (since 2016) of Nuveen Fund Advisors, LLC; Managing Director (since 2017) of Nuveen Securities, LLC; Managing Director (since 2017), formerly, Senior Vice President (2012-2017) and Associate General Counsel (since 2016), formerly, Assistant General Counsel (2008-2016) of Nuveen.	155

William A. Siffermann 333 West Wacker Drive Chicago, IL 60606 1975	Vice President	Term: Annual Length of Service: Since 2017	Managing Director (since 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.	155

E. Scott Wickerham TIAA 730 Third Avenue New York, NY 10017 1973	Vice President and Controller	Term: Annual Length of Service: Since 2019	Senior Managing Director, Head of Fund Administration at Nuveen, LLC (since 2019), formerly, Managing Director; Senior Managing Director (since 2019), Nuveen Fund Advisors, LLC; Principal Financial Officer, Principal Accounting Officer and Treasurer (since 2017) to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the Treasurer (since 2017) to the CREF Accounts; Senior Director, TIAA-CREF Fund Administration (2014-2015); has held various positions with TIAA since 2006.	155

25

Name, Business Address and Year of Birth	Position(s) Held with Funds	Length of Time Served with Funds in the Fund Complex	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Served by Officer

Gifford R. Zimmerman 333 West Wacker Drive Chicago, IL 60606 1956	Vice President and Assistant Secretary	Term: Annual Length of Service: Since 1996	Managing Director (since 2002) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002); Vice President (since 2017), Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC; Vice President and Assistant Secretary of Santa Barbara Asset Management, LLC (since 2006) and Winslow Capital Management, LLC (since 2010); Chartered Financial Analyst.	155

Independent Registered Public Accounting Firm

The Independent Board Members have unanimously selected PricewaterhouseCoopers LLP (“PwC”) or KPMG LLP (“KPMG”) as the independent registered public accounting firm to audit the books and records of each Fund for each Fund’s current fiscal year. Each Fund’s independent registered public accounting firm is identified on Appendix E.

A representative of each of PwC and KPMG will be present at the Meeting to make a statement, if such representative so desires, and to respond to shareholders’ questions. Each of

26

PwC and KPMG has informed each applicable Fund that it has no direct or indirect material financial interest in the Funds, Nuveen, the Adviser or any other investment company sponsored by Nuveen.

Audit and Related Fees

The tables set forth in Appendix F provide the aggregate fees billed during each Fund’s last two fiscal years by each Fund’s independent registered public accounting firm for engagements directly related to the operations and financial reporting of each Fund including those relating (i) to each Fund for services provided to the Fund and (ii) to the Adviser and certain entities controlling, controlled by, or under common control with the Adviser that provide ongoing services to each Fund (“Adviser Entities”).

Audit Committee Pre-Approval Policies and Procedures

Generally, the Audit Committee must approve each Fund’s independent registered public accounting firm’s engagements (i) with the Fund for audit or non-audit services and (ii) with the Adviser and Adviser Entities for non-audit services if the engagement relates directly to the operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent registered public accounting firm for each Fund and the Adviser and Adviser Entities (with respect to the operations and financial reporting of each Fund), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chair for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

The Audit Committee has approved in advance all audit services and non-audit services that the independent registered public accounting firms provided to each Fund and to the Adviser and Adviser Entities (with respect to the operations and financial reporting of each Fund). None of the services rendered by the independent registered public accounting firms to each Fund or the Adviser or Adviser Entities were pre-approved by the Audit Committee pursuant to the pre-approval exception under Rule 2.01(c)(7)(i)(C) or Rule 2.01(c)(7)(ii) of Regulation S-X.

Shareholder Approval

For each Trust, the affirmative vote of a plurality of the shares present and entitled to vote at the Meeting will be required to elect the Board Members of that Trust. This means that the nominees receiving the highest number of affirmative votes cast at the Meeting will be elected to serve as Board Members. For purposes of determining the approval of the proposal to elect nominees for each Trust, abstentions and broker non-votes will have no effect on the election of Board Members.

The Board unanimously recommends that shareholders of each Fund vote FOR the election of each nominee of the Board.

27

PROPOSAL 2: REVISION TO FUNDAMENTAL INVESTMENT POLICY

(Nuveen NWQ Flexible Income Fund only)

The 1940 Act requires that funds adopt certain investment policies that can only be changed by a vote of shareholders. These policies are considered “fundamental.” A fund must adopt fundamental policies related to the classifications and sub-classifications under the 1940 Act under which the fund may operate; borrowing money; the issuance of senior securities; engaging in the business of underwriting securities issued by other persons; concentrating investments in a particular industry or group of industries; the purchase and sale of real estate and commodities; and making loans to other persons. These policies are commonly referred to as “fundamental investment restrictions.” A fund may also elect to designate other policies as fundamental.

Proposed Revision to Fundamental Policy Related to Industry Concentration

Current Fundamental Investment Policy

Nuveen NWQ Flexible Income Fund (the “Fund”) currently has the following fundamental investment policy, which can only be changed by a vote of the Fund’s shareholders:

The Fund will invest a minimum of 25% of its assets in securities of financial services companies.

Proposed Fundamental Investment Policy

The Board has proposed the following fundamental investment policy:

The Fund will not concentrate its investments in a particular industry.

The Fund commenced operations in 2009 as the Nuveen NWQ Preferred Securities Fund with a policy to invest at least 80% of its net assets in preferred securities. Consistent with that investment policy, the Fund adopted a fundamental investment policy to concentrate in securities of financial services companies, as financial services companies were a significant issuer of preferred securities.

In 2012, the Fund repositioned its investment strategy to its current flexible income strategy, pursuant to which the Fund invests at least 80% of its net assets in income producing securities. While the Fund has maintained significant exposure to financial services companies, over the past several years the Fund has gradually reduced its exposure to such companies. The following table outlines the Fund’s exposure to financial services companies from 2012 through 2019.

As of December 31,
2012	2013	2014	2015	2016	2017	2018	2019
76.2%	75.7%	66.4%	40.1%	33.5%	30.5%	27.0%	25.2%

The Board believes that eliminating the Fund’s policy to concentrate in securities of financial services companies is consistent with the Fund’s flexible income strategy and is appropriate

28

for the longer-term strategy of the Fund. This change will provide the Fund with the ability to decrease allocations to financial services companies and increase allocations to sectors and industries outside of financial services where the investment team has stronger conviction and a more optimistic outlook.

If the proposed policy change is approved, the Fund will no longer be required to concentrate its investments in financial services companies and will not be permitted to concentrate (i.e., invest more than 25% of its assets) in financial services companies or any other particular industry after the policy change is implemented.

The Board recommends that you vote FOR this proposal.

Shareholder Approval

The above proposed revision to the Fund’s fundamental investment policy must be approved by a vote of a majority of the outstanding voting securities of the Fund, with all classes of shares voting together as a single class. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the shares of the Fund entitled to vote thereon present at the meeting if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Fund entitled to vote thereon. For purposes of determining the approval of the above proposal, abstentions and broker non-votes will have the same effect as shares voted against the proposal.

If approved by shareholders of the Fund, the amended and restated fundamental investment policy will become effective when the Fund’s Statement of Additional Information (“SAI”) is revised or supplemented to reflect the amendment. If the proposed amendment is not approved by the Fund’s shareholders, the current fundamental investment policy will remain in effect and the portfolio managers will continue to manage the Fund pursuant to its applicable investment policies, parameters and restrictions and in light of prevailing market and economic conditions.

29

ADDITIONAL INFORMATION

Attending the Meeting

In light of public health concerns regarding the ongoing coronavirus disease 2019 (COVID-19) pandemic, the Meeting will be held in a virtual meeting format only. Shareholders will not be able to attend the Meeting in person. Shareholders may participate in the Meeting at www.meetingcenter.io/251819459 by entering the control number found on the shareholder’s proxy card and password NUV2020 at the date and time of the Meeting. Shareholders may vote during the Meeting by following the instructions that will be available on the Meeting website during the Meeting.

If your shares are registered in your name, you do not need to register to attend the Meeting virtually on the Internet. If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Meeting virtually on the Internet.

To register to attend the Meeting online by webcast, you must submit proof of your proxy power (legal proxy) reflecting your Fund holdings along with your name and email address to shareholdermeetings@computershare.com. You must contact the bank or broker who holds your shares to obtain your legal proxy. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, three business days prior to the Meeting date.

You will receive a confirmation of your registration by email after we receive your registration materials.

Requests for registration should be directed to us by emailing an image of your legal proxy to shareholdermeetings@computershare.com.

Principal Shareholders

The persons who held of record more than 5% of any class of shares of each Fund, as of the Record Date, are set forth on Appendix H. To the knowledge of the Funds, as of the Record Date, no shareholder owned, beneficially or of record, more than 5% of any class of shares of any Fund, except as provided in Appendix H.

Information About the Adviser and Distributor

The Adviser

Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors”), the Funds’ investment adviser, offers advisory and investment management services to a broad range of clients, including investment companies and other pooled investment vehicles. Nuveen Fund Advisors has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services. Nuveen Fund Advisors is located at 333 West Wacker Drive, Chicago, Illinois 60606. Nuveen Fund Advisors is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of

30

Teaching and is the companion organization of College Retirement Equities Fund. As of June 30, 2020, Nuveen, LLC managed approximately $1.05 trillion in assets, of which approximately $144.4 billion was managed by Nuveen Fund Advisors.

Nuveen Fund Advisors has selected one or more sub-advisers to serve as sub-adviser to each Fund. The sub-advisers manage the investment of the Funds’ assets on a discretionary basis, subject to the supervision of Nuveen Fund Advisors. See Appendix G for additional information regarding each Fund’s sub-adviser.

The Distributor

Nuveen Securities, LLC, 333 West Wacker Drive, Chicago, Illinois 60606, serves as the distributor for the Funds’ shares.

Shareholder Proposals

The Trusts generally do not hold annual shareholders’ meetings, but will hold special meetings as required or deemed desirable. Because the Trusts do not hold regular shareholders’ meetings, the anticipated date of the next special shareholders’ meeting (if any) cannot be provided. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting of shareholders of a Trust should send their written proposal to such Trust at 333 West Wacker Drive, Chicago, Illinois 60606. Proposals must be received a reasonable time before the Trust begins to print and mail its proxy materials for the meeting.

Shareholder Communications

Fund shareholders who want to communicate with the Board or any individual Board Member should write to the attention of William Siffermann, Manager of Fund Board Relations, Nuveen, 333 West Wacker Drive, Chicago, Illinois 60606. The letter should indicate that you are a Fund shareholder and note the Fund or Funds that you own. If the communication is intended for a specific Board Member and so indicates it will be sent only to that Board Member. If a communication does not indicate a specific Board Member, it will be sent to the Independent Chair and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

Expenses of Proxy Solicitation

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with the solicitation of proxies will be paid by the Funds (allocated among the Funds based on relative net assets). Solicitation may be made by letter or telephone by officers or employees of Nuveen or the Adviser, or by dealers and their representatives. The Funds have engaged Computershare Fund Services to assist in the solicitation of proxies. No solicitation expenses are expected for any Fund in connection with Proposal 1. An estimated cost of $7,500 plus reasonable expenses is expected for Nuveen NWQ Flexible Income Fund in connection with Proposal 2.

Fiscal Year

The fiscal year end of each Fund is set forth on Appendix A.

31

Shareholder Report Delivery

Shareholder reports will be sent to shareholders of record of each Fund following the applicable period. Each Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to such Fund at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling 1-800-257-8787.

Please note that only one annual report, semi-annual report or proxy statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report, semi-annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on November 16, 2020

Each Fund’s proxy statement is available at www.nuveenproxy.com/Mutual-Fund-Proxy-Information/. For more information, shareholders may also contact the applicable Fund at the address and phone number set forth above.

General

Management does not intend to present and does not have reason to believe that any other items of business will be presented at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Fund.

A list of shareholders entitled to be present and to vote at the Meeting will be available at the offices of the Funds, 333 West Wacker Drive, Chicago, Illinois, for inspection by any shareholder during regular business hours beginning ten days prior to the date of the Meeting.

Failure of a quorum to be present at the Meeting will necessitate adjournment and may subject your Fund to additional expense. The persons named in the enclosed proxy may also move for an adjournment of the Meeting to permit further solicitation of proxies with respect to any proposal if they determine that adjournment and further solicitation is reasonable and in the best interests of the Funds. Under each Fund’s By-Laws, an adjournment of a meeting with respect to a matter requires the affirmative vote of a majority of the shares entitled to vote on the matter present in person (virtually) or represented by proxy at the Meeting. The persons named in the enclosed proxy card will vote in favor of any such adjournment if they believe the adjournment and additional proxy solicitation are reasonable and in the best interests of shareholders.

IF YOU CANNOT BE PRESENT AT THE MEETING (VIRTUALLY), YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Christopher M. Rohrbacher

Vice President and Secretary

September 22, 2020

32

Appendix A

FUND INFORMATION

			Shares of Each Class Outstanding as of the Record Date
Fund Name	Abbreviated Fund Name	Fiscal Year End	Class A	Class C	Class R3	Class R6	Class I

Nuveen Investment Trust
Nuveen Equity Market Neutral Fund	Equity Market Neutral Fund	8/31	677,505	248,687	—	—	10,320,682
Nuveen Large Cap Core Fund	Large Cap Core Fund	8/31	2,518,921	2,084,673	—	59,252	8,610,438
Nuveen Large Cap Growth Fund	Large Cap Growth Fund	8/31	3,842,748	864,139	—	37,569	3,110,664
Nuveen Large Cap Value Fund	Large Cap Value Fund	8/31	8,858,896	430,446	5,887	9,140	3,117,147
Nuveen NWQ Global Equity Income Fund	NWQ Global Equity Income Fund	6/30	3,368,836	490,571	22,675	—	1,803,960
Nuveen NWQ Large-Cap Value Fund	NWQ Large-Cap Value Fund	6/30	925,829	524,869	17,694	—	3,109,773
Nuveen NWQ Multi-Cap Value Fund	NWQ Multi-Cap Value Fund	6/30	1,061,170	45,621	—	—	850,028
Nuveen NWQ Small/Mid-Cap Value Fund	NWQ Small/Mid-Cap Value Fund	6/30	115,595	33,555	10,069	407,033	515,376
Nuveen NWQ Small-Cap Value Fund	NWQ Small-Cap Value Fund	6/30	649,743	233,510	56,691	138,460	4,183,062
Nuveen Investment Trust II
Nuveen Emerging Markets Equity Fund	Emerging Markets Equity Fund	7/31	10,325	1,410	—	496,250	14,927
Nuveen Equity Long/Short Fund	Equity Long/Short Fund	8/31	792,915	339,041	—	—	2,995,477
Nuveen International Growth Fund	International Growth Fund	7/31	870,899	192,099	12,939	8,735	5,048,468
Nuveen NWQ International Value Fund	NWQ International Value Fund	6/30	835,946	38,776	20,837	—	4,358,861
Nuveen Santa Barbara Dividend Growth Fund	Santa Barbara Dividend Growth Fund	7/31	14,397,527	7,423,055	226,879	1,576,070	43,760,578
Nuveen Santa Barbara Global Dividend Growth Fund	Santa Barbara Global Dividend Growth Fund	7/31	218,047	67,345	7,227	—	418,079
Nuveen Santa Barbara International Dividend Growth Fund	Santa Barbara International Dividend Growth Fund	7/31	68,158	17,369	2,500	—	105,642
Nuveen Winslow International Large Cap Fund	Winslow International Large Cap Fund	7/31	1,250	1,250	—	246,250	1,250
Nuveen Winslow International Small Cap Fund	Winslow International Small Cap Fund	7/31	23,508	1,250	—	1,594,969	577,323
Nuveen Winslow Large-Cap Growth ESG Fund	Winslow Large-Cap Growth ESG Fund	7/31	776,676	190,483	11,590	1,901,323	15,009,131
Nuveen Investment Trust III
Nuveen Symphony High Yield Income Fund	Symphony High Yield Income Fund	9/30	2,148,315	1,981,159	—	302,147	24,496,131
Nuveen Symphony Floating Rate Income Fund	Symphony Floating Rate Income Fund	9/30	5,112,103	1,886,391	—	3,115,389	30,327,929
Nuveen Investment Trust V
Nuveen Gresham Managed Futures Strategy Fund	Gresham Managed Futures Strategy Fund	9/30	11,446	1,250	—	1,246,250	14,528
Nuveen NWQ Flexible Income Fund	NWQ Flexible Income Fund	9/30	12,254,289	12,409,113	—	311,216	49,433,761
Nuveen Preferred Securities and Income Fund	Preferred Securities and Income Fund	9/30	27,385,030	14,098,822	175,492	26,709,164	167,800,205
Nuveen Global Real Estate Securities Fund	Global Real Estate Securities Fund	12/31	1,583	1,721	—	2,432,152	7,506

A-1

Appendix B

SHARE OWNERSHIP

Dollar Range of Equity Securities By Board Members and Nominees

The following table lists the dollar range of equity securities beneficially owned by each Board Member and nominee in each Fund and in all Nuveen funds overseen by the Board Member or nominee as of December 31, 2019. The information as to beneficial ownership is based on statements furnished by each Board Member or nominee.

Fund	Evans	Hunter	Moschner	Nelson	Stockdale	Stone	Thornton(1)	Toth	Wolff	Young
Nuveen Investment Trust
Equity Market Neutral Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Large Cap Core Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Large Cap Growth Fund	$0	$0	$0	$0	$0	$0	$0	$50,001-$100,000	$0	$0
Large Cap Value Fund	Over $100,000	$0	$0	$0	Over $100,000	Over $100,000	$0	$10,001-$50,000	$0	$0
NWQ Global Equity Income Fund	$0	$0	$0	$0	$0	$0	$0	$10,001-$50,000	$0	$0
NWQ Large-Cap Value Fund	$0	$0	$0	$0	$50,001-$100,000	$10,001-$50,000	$0	$0	$0	$0
NWQ Multi-Cap Value Fund	Over $100,000	$0	$0	$0	Over $100,000	$10,001-$50,000	$0	$0	$0	$0
NWQ Small/Mid-Cap Value Fund		$0	$0	$0	$0	$0	$0	$0	$0	$0
NWQ Small-Cap Value Fund	Over $100,000	$0	$0	$0	Over $100,000	Over $100,000	$0	$10,001-$50,000	$0	$0
Nuveen Investment Trust II
Emerging Markets Equity Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Equity Long/Short Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
International Growth Fund	Over $100,000	Over $100,000	$0	$0	Over $100,000	Over $100,000	$0	$50,001-$100,000	$0	$0
NWQ International Value Fund	Over $100,000	$0	$0	$0	Over $100,000	$10,001-$50,000	$0	$0	$0	$0
Santa Barbara Dividend Growth Fund	Over $100,000	Over $100,000	$10,001-$50,000	$0	Over $100,000	$50,001-$100,000	$0	Over $100,000	Over $100,000	Over $100,000
Santa Barbara Global Dividend Growth Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Santa Barbara International Dividend Growth Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Winslow International Large Cap Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Winslow International Small Cap Fund	$0	$0	$0	$0	$0	$0	$0	$10,001-$50,000	$0	$0
Winslow Large-Cap Growth ESG Fund	$50,001-$100,000	Over $100,000	$0	$0	Over $100,000	Over $100,000	$0	Over $100,000	$0	$0

Fund	Evans	Hunter	Moschner	Nelson	Stockdale	Stone	Thornton(1)	Toth	Wolff	Young
Nuveen Investment Trust III
Symphony High Yield Income Fund	$0	$0	$0	$0	Over $100,000	Over $100,000	$0	$10,001-$50,000	$0	$0
Symphony Floating Rate Income Fund	$0	$0	$0	$0	Over $100,000	$50,001-$100,000	$0	Over $100,000	$0	Over $100,000
Nuveen Investment Trust V
Gresham Managed Futures Strategy Fund	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
NWQ Flexible Income Fund	$0	$0	$10,001-$50,000	$0	$0	$0	$0	$50,001-$100,000	$0	$0
Preferred Securities and Income Fund	$0	$0	$0	$0	$0	$0	$0	Over $100,000	$0	$0
Global Real Estate Securities Fund	$0	$0	$0	$0	$0	$0	$0	$50,001-$100,000	$0	$0
Aggregate Range of Equity Securities in All Registered Investment Companies Overseen by Board Member Nominees in Family of Investment Companies	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	$0	Over $100,000	Over $100,000	Over $100,000

(1)	Matthew Thornton III does not currently serve as a Board Member. He is a nominee for election at the Meeting.

Fund Shares Owned By Board Members, Nominees And Executive Officers(1)

The following table sets forth, for each Board Member and nominee, the principal executive officer of the Funds, the principal financial officer of the Funds and for the Board Members, nominees and executive officers as a group, the amount of shares beneficially owned in each Fund as of December 31, 2019. The information as to beneficial ownership is based on statements furnished by each Board Member, nominee and executive officer.

Fund	Evans	Hunter	Moschner	Nelson	Stockdale	Stone	Thornton(2)	Toth	Wolff	Young	All Board Members and Executive Officers as a Group
Nuveen Investment Trust
Equity Market Neutral Fund	0	0	0	0	0	0	0	0	0	0	0
Large Cap Core Fund	0	0	0	0	0	0	0	0	0	0	2,353
Large Cap Growth Fund	0	0	0	0	0	0	0	3,149	0	0	7,111
Large Cap Value Fund	15,583	0	0	0	7,427	8,151		2,028	0	0	45,361
NWQ Global Equity Income Fund	0	0	0	0	0	0	0	555	0	0	9,482
NWQ Large-Cap Value Fund	0	0	0	0	12,152	8,016	0	0	0	0	31,828
NWQ Multi-Cap Value Fund	4,164	0	0	0	3,946	572	0	0	0	0	17,777
NWQ Small/Mid-Cap Value Fund	0	0	0	0	0	0	0	0	0	0	0
NWQ Small-Cap Value Fund	3,167	0	0	0	3,450	2,682	0	1,048	0	0	13,668
Nuveen Investment Trust II
Emerging Markets Equity Fund	0	0	0	0	0	0	0	0	0	0	0
Equity Long/Short Fund	0	0	0	0	0	0	0	0	0	0	0
International Growth Fund	7,230	6,841	0	0	2,910	3,723	0	1,198	0	0	24,607
NWQ International Value Fund	11,120	0	0	0	7,203	1,873	0	0	0	0	47,482
Santa Barbara Dividend Growth Fund	16,627	19,086	856	0	3,660	1,210	0	7,161	24,070	8,446	87,817
Santa Barbara Global Dividend Growth Fund	0	0	0	0	0	0	0	0	0	0	0
Santa Barbara International Dividend Growth Fund	0	0	0	0	0	0	0	0	0	0	0
Winslow International Large Cap Fund	0	0	0	0	0	0	0	0	0	0
Winslow International Small Cap Fund	0	0	0	0	0	0	0	1,276	0	0	1,276
Winslow Large-Cap Growth ESG Fund	1,920	15,594	0	0	3,936	6,013	0	6,398	0	0	38,427
Nuveen Investment Trust III
Symphony High Yield Income Fund	0	0	0	0	8,402	5,208	0	1,186	0	0	18,164
Symphony Floating Rate Income Fund	0	0	0	0	7,699	4,867	0	8,173	0	17,977	38,717
Nuveen Investment Trust V
Gresham Managed Futures Strategy Fund	0	0	0	0	0	0	0	0	0	0	0
NWQ Flexible Income Fund	0	0	836	0	0	0	0	2,742	0	0	8,702
Preferred Securities and Income Fund	0	0	0	0	0	0	0	13,389	0	0	20,126
Global Real Estate Securities Fund	0	0	0	0	0	0	0	4,206	0	0	4,206

(1)

The numbers include share equivalents of certain Nuveen funds in which the Board Member is deemed to be invested pursuant to the Deferred Compensation Plan for Independent Board Members as more fully described in the Proxy Statement.

(2)	Matthew Thornton III does not currently serve as a Board Member. He is a nominee for election at the Meeting.

Appendix C

BOARD MEMBER COMPENSATION

Aggregate Compensation from the Funds(1)

Fund	Fiscal Year End	Evans	Hunter	Moschner	Nelson	Stockdale	Stone	Thornton(2)	Toth	Wolff	Young
Nuveen Investment Trust
Equity Market Neutral Fund	8/31	$1,462	$1,444	$1,345	$1,498	$1,421	$1,421	N/A	$1,799	$1,369	$1,345
Large Cap Core Fund	8/31	$2,552	$2,536	$2,346	$2,627	$2,446	$2,485	N/A	$3,077	$2,376	$2,334
Large Cap Growth Fund	8/31	$1,077	$1,072	$991	$1,109	$1,029	$1,050	N/A	$1,285	$1,001	$986
Large Cap Value Fund	8/31	$1,232	$1,227	$1,131	$1,270	$1,173	$1,201	N/A	$1,477	$1,144	$1,121
NWQ Global Equity Income Fund	6/30	$471	$484	$427	$507	$459	$484	N/A	$575	$427	$462
NWQ Large-Cap Value Fund	6/30	$105	$108	$95	$113	$102	$108	N/A	$128	$95	$103
NWQ Multi-Cap Value Fund	6/30	$194	$199	$176	$209	$189	$199	N/A	$237	$176	$190
NWQ Small/Mid-Cap Value Fund	6/30	$60	$62	$55	$65	$58	$61	N/A	$74	$54	$57
NWQ Small-Cap Value Fund	6/30	$1,160	$1,200	$1,049	$1,255	$1,128	$1,194	N/A	$1,413	$1,047	$1,131
Nuveen Investment Trust II
Emerging Markets Equity Fund	7/31	$30	$31	$28	$33	$30	$31	N/A	$37	$28	$29
Equity Long/Short Fund	8/31	$1,045	$1,039	$962	$1,076	$1,000	$1,021	N/A	$1,258	$974	$959
International Growth Fund	7/31	$872	$904	$813	$960	$859	$906	N/A	$1,058	$805	$865
NWQ International Value Fund	6/30	$519	$536	$467	$559	$504	$533	N/A	$632	$466	$502
Santa Barbara Dividend Growth Fund	7/31	$7,930	$8,195	$7,407	$8,715	$7,825	$8,220	N/A	$9,611	$7,333	$7,872
Santa Barbara Global Dividend Growth Fund	7/31	$59	$61	$55	$65	$58	$60	N/A	$72	$54	$57
Santa Barbara International Dividend Growth Fund	7/31	$13	$13	$12	$14	$13	$13	N/A	$16	$12	$13
Winslow International Large Cap Fund	7/31	$14	$15	$14	$16	$14	$15	N/A	$18	$13	$14
Winslow International Small Cap Fund	7/31	$115	$119	$108	$127	$113	$117	N/A	$140	$106	$112
Winslow Large-Cap Growth ESG Fund	7/31	$2,012	$2,076	$1,889	$2,212	$1,993	$2,081	N/A	$2,446	$1,868	$2,010
Nuveen Investment Trust III
Symphony High Yield Income Fund	9/30	$1,660	$1,674	$1,539	$1,711	$1,576	$1,629	N/A	$1,985	$1,562	$1,532
Symphony Floating Rate Income Fund	9/30	$4,913	$6,387	$5,974	$5,073	$4,629	$4,864	N/A	$6,611	$6,089	$5,203

Fund	Fiscal Year End	Evans	Hunter	Moschner	Nelson	Stockdale	Stone	Thornton(2)	Toth	Wolff	Young
Nuveen Investment Trust V
Gresham Managed Futures Strategy Fund	9/30	$54	$53	$50	$55	$52	$52	N/A	$66	$50	$48
NWQ Flexible Income Fund	9/30	$2,904	$2,921	$2,703	$2,988	$2,790	$2,847	N/A	$3,508	$2,751	$2,706
Preferred Securities and Income Fund	9/30	$9,691	$9,760	$8,996	$9,986	$9,230	$9,508	N/A	$11,615	$9,135	$8,966
Global Real Estate Securities Fund	12/31	$76	$78	$70	$81	$74	$76	N/A	$93	$70	$70

(1)

Includes deferred fees. Pursuant to a deferred compensation agreement with certain of the Funds, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more Participating Funds. Total deferred fees for the Funds (including the return from the assumed investment in the Participating Funds) payable are:

Fund	Evans	Hunter	Moschner	Nelson	Stockdale	Stone	Thornton(2)	Toth	Wolff	Young
Nuveen Investment Trust
Equity Market Neutral Fund	$151	N/A	N/A	N/A	$262	$719	N/A	N/A	$468	$1,345
Large Cap Core Fund	$263	N/A	N/A	N/A	$435	$1,253	N/A	N/A	$804	$2,334
Large Cap Growth Fund	$111	N/A	N/A	N/A	$179	$528	N/A	N/A	$337	$986
Large Cap Value Fund	$127	N/A	N/A	N/A	$206	$604	N/A	N/A	$386	$1,121
NWQ Global Equity Income Fund	$44	N/A	N/A	N/A	$102	$223	N/A	N/A	$141	$462
NWQ Large-Cap Value Fund	$10	N/A	N/A	N/A	$23	$50	N/A	N/A	$31	$103
NWQ Multi-Cap Value Fund	$18	N/A	N/A	N/A	$42	$92	N/A	N/A	$58	$190
NWQ Small/Mid-Cap Value Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
NWQ Small-Cap Value Fund	$110	N/A	N/A	N/A	$246	$560	N/A	N/A	$345	$1,131
Nuveen Investment Trust II
Emerging Markets Equity Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Equity Long/Short Fund	$108	N/A	N/A	N/A	$176	$515	N/A	N/A	$330	$959
International Growth Fund	$71	N/A	N/A	N/A	$198	$361	N/A	N/A	$261	$865
NWQ International Value Fund	$50	N/A	N/A	N/A	$109	$251	N/A	N/A	$153	$502
Santa Barbara Dividend Growth Fund	$636	N/A	N/A	N/A	$1,815	$3,243	N/A	N/A	$2,378	$7,872
Santa Barbara Global Dividend Growth Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Santa Barbara International Dividend Growth Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Winslow International Large Cap Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Winslow International Small Cap Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Winslow Large-Cap Growth ESG Fund	$158	N/A	N/A	N/A	$468	$802	N/A	N/A	$605	$2,010

Fund	Evans	Hunter	Moschner	Nelson	Stockdale	Stone	Thornton(2)	Toth	Wolff	Young
Nuveen Investment Fund III
Symphony High Yield Income Fund	$173	N/A	N/A	N/A	$279	$825	N/A	N/A	$531	$1,532
Symphony Floating Rate Income Fund	$515	N/A	N/A	N/A	$798	$2,472	N/A	N/A	$2,087	$5,203
Nuveen Investment Fund V
Gresham Managed Futures Strategy Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
NWQ Flexible Income Fund	$302	N/A	N/A	N/A	$504	$1,445	N/A	N/A	$940	$2,706
Preferred Securities and Income Fund	$1,007	N/A	N/A	N/A	$1,638	$4,816	N/A	N/A	$3,108	$8,966
Global Real Estate Securities Fund	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

(2)

Matthew Thornton III does not currently serve as a Board Member. He is a nominee for election at the Meeting. As of each Fund’s most recent fiscal year end, Mr. Thornton had not received any compensation from the Funds or other funds in the Nuveen fund complex.

Appendix D

BOARD AND COMMITTEE MEETINGS

HELD DURING CALENDAR YEAR ENDED DECEMBER 31, 2019*

	Regular Board Meetings	Special Board Meetings	Executive Committee	Dividend Committee	Audit Committee	Compliance Committee	Nominating and Governance Committee	Open-End Funds Committee
Nuveen Investment Trust	6	9	0	4	4	5	5	4
Nuveen Investment Trust II	6	9	0	4	4	5	5	4
Nuveen Investment Trust III	6	9	0	4	4	5	5	4
Nuveen Investment Trust V	6	9	0	4	4	5	5	4

*	Information is presented on a calendar year basis, as the Funds have different fiscal year ends.

D-1

Appendix E

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Fund	Independent Registered Public Accounting Firm
Nuveen Investment Trust
Nuveen Equity Market Neutral Fund	KPMG
Nuveen Large Cap Core Fund	KPMG
Nuveen Large Cap Growth Fund	KPMG
Nuveen Large Cap Value Fund	KPMG
Nuveen NWQ Global Equity Income Fund	PwC
Nuveen NWQ Large-Cap Value Fund	PwC
Nuveen NWQ Multi-Cap Value Fund	PwC
Nuveen NWQ Small/Mid-Cap Value Fund	PwC
Nuveen NWQ Small-Cap Value Fund	PwC
Nuveen Investment Trust II
Nuveen Emerging Markets Equity Fund	PwC
Nuveen Equity Long/Short Fund	KPMG
Nuveen International Growth Fund	PwC
Nuveen NWQ International Value Fund	PwC
Nuveen Santa Barbara Dividend Growth Fund	PwC
Nuveen Santa Barbara Global Dividend Growth Fund	PwC
Nuveen Santa Barbara International Dividend Growth Fund	PwC
Nuveen Winslow International Large Cap Fund	PwC
Nuveen Winslow International Small Cap Fund	PwC
Nuveen Winslow Large-Cap Growth ESG Fund	PwC
Nuveen Investment Trust III
Nuveen Symphony High Yield Income Fund	KPMG
Nuveen Symphony Floating Rate Income Fund	KPMG
Nuveen Investment Trust V
Nuveen Gresham Managed Futures Strategy Fund	PwC
Nuveen NWQ Flexible Income Fund	KPMG
Nuveen Preferred Securities and Income Fund	KPMG
Nuveen Global Real Estate Securities Fund	PwC

E-1

Appendix F

AUDIT AND RELATED FEES

		Audit Fees(1)		Audit Related Fees(2)				Tax Fees(3)				All Other Fees(4)
		Funds		Funds		Adviser and Related Entities		Funds		Adviser and Related Entities		Funds		Adviser and Related Entities
	Fiscal Year End	Fiscal Year Ended 2019	Fiscal Year Ended 2020	Fiscal Year Ended 2019	Fiscal Year Ended 2020	Fiscal Year Ended 2019	Fiscal Year Ended 2020	Fiscal Year Ended 2019	Fiscal Year Ended 2020	Fiscal Year Ended 2019	Fiscal Year Ended 2020	Fiscal Year Ended 2019	Fiscal Year Ended 2020	Fiscal Year Ended 2019	Fiscal Year Ended 2020
Nuveen Investment Trust
NWQ Small-Cap Value Fund	6/30	$16,870	$15,845	$0	$0	$0	$0	$3,555	$5,000	$0	$0	$0	$0	$0	$0
Nuveen Investment Trust II
Emerging Markets Equity Fund	7/31	$18,415	$18,995	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
International Growth Fund	7/31	$20,160	$20,030	$0	$0	$0	$0	$16,857	$5,356	$0	$0	$0	$0	$0	$0
NWQ International Value Fund	6/30	$19,565	$19,390	$0	$0	$0	$0	$7,167	$0	$0	$0	$0	$0	$0	$0
Santa Barbara Dividend Growth Fund	7/31	$31,975	$28,910	$0	$0	$0	$0	$2,970	$7,360	$0	$0	$0	$0	$0	$0
Santa Barbara Global Dividend Growth Fund	7/31	$18,600	$19,030	$0	$0	$0	$0	$3,020	$0	$0	$0	$0	$0	$0	$0
Santa Barbara International Dividend Growth Fund	7/31	$18,535	$18,970	$0	$0	$0	$0	$2,970	$0	$0	$0	$0	$0	$0	$0
Winslow International Large Cap Fund	7/31	$18,535	$18,975	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Winslow International Small Cap Fund	7/31	$18,685	$19,105	$0	$0	$0	$0	$3,020	$0	$0	$0	$0	$0	$0	$0
Winslow Large-Cap Growth ESG Fund	7/31	$21,450	$21,475	$0	$0	$0	$0	$2,970	$5,000	$0	$0	$0	$0	$0	$0

		Audit Fees(1)		Audit Related Fees(2)				Tax Fees(3)				All Other Fees(4)
		Funds		Funds		Adviser and Related Entities		Funds		Adviser and Related Entities		Funds		Adviser and Related Entities
	Fiscal Year End	Fiscal Year Ended 2018	Fiscal Year Ended 2019	Fiscal Year Ended 2018	Fiscal Year Ended 2019	Fiscal Year Ended 2018	Fiscal Year Ended 2019	Fiscal Year Ended 2018	Fiscal Year Ended 2019	Fiscal Year Ended 2018	Fiscal Year Ended 2019	Fiscal Year Ended 2018	Fiscal Year Ended 2019	Fiscal Year Ended 2018	Fiscal Year Ended 2019
Nuveen Investment Trust
Equity Market Neutral Fund	8/31	$17,340	$17,340	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Large Cap Core Fund	8/31	$27,760	$17,760	$2,000	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Large Cap Growth Fund	8/31	$32,750	$17,750	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Large Cap Value Fund	8/31	$22,760	$17,760	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
NWQ Global Equity Income Fund	6/30	$29,960	$30,295	$0	$0	$0	$0	$24,034	$16,325	$0	$0	$0	$0	$0	$0
NWQ Large-Cap Value Fund	6/30	$14,530	$14,805	$0	$0	$0	$0	$2,970	$5,000	$0	$0	$0	$0	$0	$0
NWQ Multi-Cap Value Fund	6/30	$14,675	$14,920	$0	$0	$0	$0	$3,555	$0	$0	$0	$0	$0	$0	$0
NWQ Small/Mid-Cap Value Fund	6/30	$14,425	$14,755	$0	$0	$0	$0	$3,555	$0	$0	$0	$0	$0	$0	$0
Nuveen Investment Trust II
Equity Long/Short Fund	8/31	$17,340	$17,340	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Nuveen Investment Trust III
Symphony High Yield Income Fund	9/30	$42,720	$42,720	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Symphony Floating Rate Income Fund	9/30	$40,480	$40,480	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Nuveen Investment Trust V
Gresham Managed Futures Strategy Fund	9/30	$0	$38,950	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
NWQ Flexible Income Fund	9/30	$29,320	$29,320	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Preferred Securities and Income Fund	9/30	$29,320	$29,320	$5,000	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0	$0
Global Real Estate Securities Fund	12/31	$44,255	$44,465	$0	$0	$0	$0	$2,601	$1,810	$0	$0	$0	$0	$0	$0

(1)

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2)

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

(3)

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

(4)

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

		Total Non-Audit Fees Billed to Fund		Total Non-Audit Fees Billed to Advisers and Adviser Entities (Engagements Related Directly to the Operations and Financial Reporting of Fund)		Total Non-Audit Fees Billed to Advisers and Adviser Entities (All Other Engagements)		Total
	Fiscal Year End	Fiscal Year Ended 2019	Fiscal Year Ended 2020	Fiscal Year Ended 2019	Fiscal Year Ended 2020	Fiscal Year Ended 2019	Fiscal Year Ended 2020	Fiscal Year Ended 2019	Fiscal Year Ended 2020
Nuveen Investment Trust
NWQ Small-Cap Value Fund	6/30	$2,555	$5,000	$0	$0	$0	$0	$3,555	$5,000
Nuveen Investment Trust II
Emerging Markets Equity Fund	7/31	$0	$0	$0	$0	$0	$0	$0	$0
International Growth Fund	7/31	$16,857	$5,356	$0	$0	$0	$0	$16,857	$5,356
NWQ International Value Fund	6/30	$7,167	$0	$0	$0	$0	$0	$7,167	$0
Santa Barbara Dividend Growth Fund	7/31	$2,970	$7,360	$0	$0	$0	$0	$2,970	$7,360
Santa Barbara Global Dividend Growth Fund	7/31	$3,020	$0	$0	$0	$0	$0	$3,020	$0
Santa Barbara International Dividend Growth Fund	7/31	$2,970	$0	$0	$0	$0	$0	$2,970	$0
Winslow International Large Cap Fund	7/31	$0	$0	$0	$0	$0	$0	$0	$0
Winslow International Small Cap Fund	7/31	$3,020	$0	$0	$0	$0	$0	$3,020	$0
Winslow Large-Cap Growth ESG Fund	7/31	$2,970	$5,000	$0	$0	$0	$0	$2,970	$5,000

		Total Non-Audit Fees Billed to Fund		Total Non-Audit Fees Billed to Advisers and Adviser Entities (Engagements Related Directly to the Operations and Financial Reporting of Fund)		Total Non-Audit Fees Billed to Advisers and Adviser Entities (All Other Engagements)		Total
	Fiscal Year End	Fiscal Year Ended 2018	Fiscal Year Ended 2019	Fiscal Year Ended 2018	Fiscal Year Ended 2019	Fiscal Year Ended 2018	Fiscal Year Ended 2019	Fiscal Year Ended 2018	Fiscal Year Ended 2019
Nuveen Investment Trust
Equity Market Neutral Fund	8/31	$0	$0	$0	$0	$0	$0	$0	$0
Large Cap Core Fund	8/31	$0	$0	$0	$0	$0	$0	$0	$0
Large Cap Growth Fund	8/31	$0	$0	$0	$0	$0	$0	$0	$0
Large Cap Value Fund	8/31	$0	$0	$0	$0	$0	$0	$0	$0
NWQ Global Equity Income Fund	6/30	$0	$24,034	$0	$0	$0	$0	$0	$24,034
NWQ Large-Cap Value Fund	6/30	$0	$2,970	$0	$0	$0	$0	$0	$2,970
NWQ Multi-Cap Value Fund	6/30	$0	$3,555	$0	$0	$0	$0	$0	$3,555
NWQ Small/Mid-Cap Value Fund	6/30	$0	$3,555	$0	$0	$0	$0	$0	$3,555
Nuveen Investment Trust II
Equity Long/Short Fund	8/31	$0	$0	$0	$0	$0	$0	$0	$0
Nuveen Investment Trust III
Symphony High Yield Income Fund	9/30	$0	$0	$0	$0	$0	$0	$0	$0
Symphony Floating Rate Income Fund	9/30	$0	$0	$0	$0	$0	$0	$0	$0
Nuveen Investment Trust V
Gresham Managed Futures Strategy Fund	9/30	$0	$0	$0	$0	$0	$0	$0	$0
NWQ Flexible Income Fund	9/30	$0	$0	$0	$0	$0	$0	$0	$0
Preferred Securities and Income Fund	9/30	$0	$0	$0	$0	$0	$0	$0	$0
Global Real Estate Securities Fund	12/31	$2,601	$1,810	$0	$0	$0	$0	$2,601	$1,810

Appendix G

SUB-ADVISER

Fund	Sub-Adviser	Address
Nuveen Investment Trust
Nuveen Equity Market Neutral Fund	Nuveen Asset Management, LLC	333 West Wacker Drive Chicago, Illinois 60606
Nuveen Large Cap Core Fund	Nuveen Asset Management, LLC	333 West Wacker Drive Chicago, Illinois 60606
Nuveen Large Cap Growth Fund	Nuveen Asset Management, LLC	333 West Wacker Drive Chicago, Illinois 60606
Nuveen Large Cap Value Fund	Nuveen Asset Management, LLC	333 West Wacker Drive Chicago, Illinois 60606
Nuveen NWQ Global Equity Income Fund	NWQ Investment Management Company, LLC	2029 Century Park East Suite 1600 Los Angeles, California 90067
Nuveen NWQ Large-Cap Value Fund	NWQ Investment Management Company, LLC	2029 Century Park East, Suite 1600 Los Angeles, California 90067
Nuveen NWQ Multi-Cap Value Fund	NWQ Investment Management Company, LLC	2029 Century Park East, Suite 1600 Los Angeles, California 90067
Nuveen NWQ Small/Mid-Cap Value Fund	NWQ Investment Management Company, LLC	2029 Century Park East, Suite 1600 Los Angeles, California 90067
Nuveen NWQ Small-Cap Value Fund	NWQ Investment Management Company, LLC	2029 Century Park East, Suite 1600 Los Angeles, California 90067
Nuveen Investment Trust II
Nuveen Emerging Markets Equity Fund	Nuveen Asset Management, LLC	333 West Wacker Drive Chicago, Illinois 60606
Nuveen Equity Long/Short Fund	Nuveen Asset Management, LLC	333 West Wacker Drive Chicago, Illinois 60606
Nuveen International Growth Fund	Nuveen Asset Management, LLC	333 West Wacker Drive Chicago, Illinois 60606
Nuveen NWQ International Value Fund	NWQ Investment Management Company, LLC	2029 Century Park East, Suite 1600 Los Angeles, California 90067
Nuveen Santa Barbara Dividend Growth Fund	Santa Barbara Asset Management, LLC	2029 Century Park East, Suite 1600 Los Angeles, California 90067
Nuveen Santa Barbara Global Dividend Growth Fund	Santa Barbara Asset Management, LLC	2029 Century Park East, Suite 1600 Los Angeles, California 90067
Nuveen Santa Barbara International Dividend Growth Fund	Santa Barbara Asset Management, LLC	2029 Century Park East, Suite 1600 Los Angeles, California 90067
Nuveen Winslow International Large Cap Fund	Winslow Capital Management, LLC	4400 IDS Center 80 South Eighth Street Minneapolis, Minnesota 55402

G-1

Fund	Sub-Adviser	Address
Nuveen Winslow International Small Cap Fund	Winslow Capital Management, LLC	4400 IDS Center 80 South Eighth Street Minneapolis, Minnesota 55402
Nuveen Winslow Large-Cap Growth ESG Fund	Winslow Capital Management, LLC	4400 IDS Center 80 South Eighth Street Minneapolis, Minnesota 55402
Nuveen Investment Trust III
Nuveen Symphony High Yield Income Fund	Symphony Asset Management LLC	555 California Street, Suite 3100 San Francisco, California 94104
Nuveen Symphony Floating Rate Income Fund	Symphony Asset Management LLC	555 California Street, Suite 3100 San Francisco, California 94104
Nuveen Investment Trust V
Nuveen Gresham Managed Futures Strategy Fund	Gresham Investment Management LLC	257 Park Avenue South, 7th Floor New York, New York 10010
Nuveen NWQ Flexible Income Fund	NWQ Investment Management Company, LLC	2029 Century Park East Suite 1600 Los Angeles, California 90067
Nuveen Preferred Securities and Income Fund	Nuveen Asset Management, LLC	333 West Wacker Drive Chicago, Illinois 60606
Nuveen Global Real Estate Securities Fund	Nuveen Asset Management, LLC	333 West Wacker Drive Chicago, Illinois 60606

G-2

Appendix H

LIST OF HOLDERS OF MORE THAN 5%

OF ANY CLASS OF SHARES IN EACH FUND

As of September 8, 2020, the following record owners of the specified Fund and class held the share amounts and corresponding percentages indicated below, which was owned either (i) beneficially by such persons or (ii) of record by such persons on behalf of customers who are the beneficial owners of such shares. Beneficial owners of 25% or more of a class of a Fund are presumed to be in control of the class for purposes of voting on certain matters submitted to shareholders.

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

Nuveen Investment Trust

Nuveen Equity Market Neutral Fund – Class A	UBS WM USA	136,477.1140	20.14%
	Omni Account M/F
	Spec Cdy A/C EBOC UBSFSI
	1000 Harbor Blvd
	Weehawken NJ 07086-6761

	Charles Schwab & Co Inc	134,813.3750	19.90%
	Special Custody A/C FBO Customers
	Attn Mutual Funds
	211 Main St
	San Francisco CA 94105-1905

	Raymond James	100,519.1710	14.84%
	Omnibus for Mutual Funds
	House Acct
	Attn: Courtney Waller
	880 Carillon Parkway
	St Petersburg FL 33716-1102

	National Financial Services LLC	96,807.8320	14.29%
	For the Exclusive Benefit of our
	Customers
	Attn Mutual Fund Dept 4th Floor
	499 Washington Blvd
	Jersey City NJ 07310-1995

	American Enterprise Investment Serv	56,287.7620	8.31%
	707 2nd Ave S
	Minneapolis MN 55402-2405

	Morgan Stanley Smith Barney LLC	45,352.9840	6.69%
	For the Exclusive Bene of its Cust
	1 New York Plz Fl 12
	New York NY 10004-1932

	LPL Financial	36,860.3650	5.44%
	Omnibus Customer Account
	Attn Mutual Fund Trading
	4707 Executive Dr
	San Diego CA 92121-3091

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
	American Enterprise Investment Serv	65,354.0170	26.28%
	707 2nd Ave S
	Minneapolis MN 55402-2405

Nuveen Equity Market Neutral Fund – Class C	UBS WM USA	49,968.7070	20.09%
	Omni Account M/F
	Spec Cdy A/C EBOC UBSFSI
	1000 Harbor Blvd
	Weehawken NJ 07086-6761

	LPL Financial	45,440.3820	18.27%
	Omnibus Customer Account
	Attn Mutual Fund Trading
	4707 Executive Dr
	San Diego CA 92121-3091

	Charles Schwab & Co Inc	30,730.8160	12.36%
	Special Custody Acct FBO Customers
	Attn: Mutual Funds
	211 Main St
	San Francisco CA 94105-1905

Nuveen Equity Market Neutral Fund – Class I	SEI Private Trust Company	3,261,254.7140	31.59%
	C/O Washington Trust Bank
	1 Freedom Valley Drive
	Oaks PA 19456-9989

	American Enterprise Investment Serv	1,444,758.4990	14.00%
	707 2nd Ave S
	Minneapolis MN 55402-2405

	Pershing LLC	1,345,190.3120	13.03%
	One Pershing Plaza
	Jersey City NJ 07399-0002

	Charles Schwab & Co Inc	909,235.2380	8.81%
	For the Benefit of their Customers
	211 Main St
	San Francisco CA 94105-1905

	UBS WM USA	713,578.6120	6.91%
	Omni Account M/F
	Spec Cdy A/C EBOC UBSFSI
	1000 Harbor Blvd
	Weehawken NJ 07086-6761

	National Financial Services LLC	645,142.1780	6.25%
	For the Exclusive Benefit of our
	Customers
	Attn Mutual Fund Dept 4th Floor
	499 Washington Blvd
	Jersey City NJ 07310-1995

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
	MLPF&S for the Benefit of its	524,958.9600	5.09%
	Customers
	Attn Fund Admin
	4800 Deer Lake Dr E Fl 3
	Jacksonville FL 32246-6484

Nuveen Large Cap Core Fund – Class A	Charles Schwab & Co Inc	428,566.8140	17.00%
	Special Custody A/C FBO Customers
	Attn Mutual Funds
	211 Main Street
	San Francisco CA 94105-1905

	Morgan Stanley Smith Barney LLC	394,390.1980	15.65%
	For the Exclusive Bene of its Cust
	1 New York Plz Fl 12
	New York NY 10004-1932

	MLPF&S for the Benefit of its	300,812.6570	11.94%
	Customers
	Attn Fund Admin
	4800 Deer Lake Dr E Fl 3
	Jacksonville FL 32246-6484

	American Enterprise Investment Serv	255,144.6790	10.12%
	707 2nd Ave S
	Minneapolis MN 55402-2405

	UBS WM USA	247,973.3800	9.84%
	Omni Account M/F
	Spec Cdy A/C EBOC UBSFSI
	1000 Harbor Blvd
	Weehawken NJ 07086-6761

	Wells Fargo Clearing Services LLC	191,615.6130	7.60%
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market Street
	St Louis MO 63103-2523

	National Financial Services LLC	159,176.4260	6.32%
	For the Exclusive Benefit of our
	Customers
	Attn Mutual Fund Dept 4th Floor
	499 Washington Blvd
	Jersey City NJ 07310-1995

Nuveen Large Cap Core Fund – Class C	Morgan Stanley Smith Barney LLC	393,738.9160	18.88%
	For the Exclusive Bene of its Cust
	1 New York Plz Fl 12
	New York NY 10004-1932

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
	UBS WM USA	281,317.3030	13.49%
	Omni Account M/F
	Spec Cdy A/C EBOC UBSFSI
	1000 Harbor Blvd
	Weehawken NJ 07086-6761

	MLPF&S for the Benefit of its	275,932.2970	13.23%
	Customers
	Attn Fund Admin
	4800 Deer Lake Dr E Fl 3
	Jacksonville FL 32246-6484

	American Enterprise Investment Serv	234,419.1440	11.24%
	707 2nd Ave S
	Minneapolis MN 55402-2405

	Raymond James	211,078.0600	10.12%
	Omnibus for Mutual Funds
	House Acct
	Attn: Courtney Waller
	880 Carillon Parkway
	St Petersburg FL 33716-1102

	Wells Fargo Clearing Services LLC	188,222.7830	9.02%
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market Street
	St Louis MO 63103-2523

	Pershing LLC	137,994.9140	6.62%
	One Pershing Plaza
	Jersey City NJ 07399-0002

	National Financial Services LLC	107,295.9530	5.14%
	For the Exclusive Benefit of our
	Customers
	Attn Mutual Fund Dept 4th Floor
	499 Washington Blvd
	Jersey City NJ 07310-1995

Nuveen Large Cap Core Fund – Class R6	Matrix Trust Company Cust. FBO	18,903.0580	31.86%
	City of Ft Morgan Police MPP
	717 17th Street
	Suite 1300
	Denver CO 80202-3304

	Matrix Trust Company Cust. FBO	18,163.5030	30.61%
	E.H. Arbuckle Distributing
	717 17th Street
	Suite 1300
	Denver CO 80202-3304

	Pershing LLC	12,218.3930	20.59%
	One Pershing Plaza
	Jersey City NJ 07399-0002

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
	State Street Bank Trustee and/or	6,361.0740	10.72%
	Custodian FBO ADP Access Product
	1 Lincoln St
	Boston MA 02111-2901

Nuveen Large Cap Core Fund – Class I	MLPF&S for the Benefit of its	2,085,598.3980	24.22%
	Customers
	Attn Fund Admin
	4800 Deer Lake Dr E Fl 3
	Jacksonville FL 32246-6484

	UBS WM USA	1,204,278.0700	13.99%
	Omni Account M/F
	Spec Cdy A/C EBOC UBSFSI
	1000 Harbor Blvd
	Weehawken NJ 07086-6761

	Morgan Stanley Smith Barney LLC	1,167,858.9050	13.56%
	For the Exclusive Bene of its Cust
	1 New York Plz Fl 12
	New York NY 10004-1932

	American Enterprise Investment Serv	1,081,296.1380	12.56%
	707 2nd Ave S
	Minneapolis MN 55402-2405

	LPL Financial	613,064.0890	7.12%
	Omnibus Customer Account
	Attn Mutual Fund Trading
	4707 Executive Dr
	San Diego CA 92121-3091

	Raymond James	451,735.1770	5.25%
	Omnibus for Mutual Funds
	House Acct
	Attn: Courtney Waller
	880 Carillon Parkway
	St Petersburg FL 33716-1102

Nuveen Large Cap Growth Fund – Class A	Charles Schwab & Co Inc	886,438.8010	23.09%
	Special Custody A/C FBO Customers
	Attn Mutual Funds
	211 Main Street
	San Francisco CA 94105-1905

	National Financial Services LLC	236,438.2580	6.16%
	For the Exclusive Benefit of our
	Customers
	Attn Mutual Fund Dept 4th Floor
	499 Washington Blvd
	Jersey City NJ 07310-1995

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
	Pershing LLC	205,139.8600	5.34%
	One Pershing Plaza
	Jersey City NJ 07399-0002

	Morgan Stanley Smith Barney LLC	194,922.7070	5.08%
	For the Exclusive Bene of its Cust
	1 New York Plz Fl 12
	New York NY 10004-1932

Nuveen Large Cap Growth Fund – Class C	American Enterprise Investment Serv	157,654.8990	18.12%
	707 2nd Ave S
	Minneapolis MN 55402-2405

	Wells Fargo Clearing Services LLC	107,685.1070	12.38%
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market St
	Saint Louis MO 63103-2523

	Raymond James	101,843.3320	11.71%
	Omnibus for Mutual Funds
	House Acct
	Attn: Courtney Waller
	880 Carillon Parkway
	St Petersburg FL 33716-1102

	LPL Financial	97,909.9270	11.25%
	Omnibus Customer Account
	Attn Mutual Fund Trading
	4707 Executive Dr
	San Diego CA 92121-3091

	MLPF&S for the Benefit of its	63,033.2640	7.25%
	Customers
	Attn Fund Admin
	4800 Deer Lake Dr E Fl 3
	Jacksonville FL 32246-6484

	Morgan Stanley Smith Barney LLC	61,324.8340	7.05%
	For the Exclusive Bene of its Cust
	1 New York Plz Fl 12
	New York NY 10004-1932

	Charles Schwab & Co Inc	61,194.5780	7.03%
	Special Custody A/C FBO Customers
	Attn Mutual Funds
	211 Main Street
	San Francisco CA 94105-1905

	Pershing LLC	59,230.4670	6.81%
	One Pershing Plaza
	Jersey City NJ 07399-0002

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
	National Financial Services LLC	50,480.4580	5.80%
	For the Exclusive Benefit of our
	Customers
	Attn Mutual Fund Dept 4th Floor
	499 Washington Blvd
	Jersey City NJ 07310-1995

Nuveen Large Cap Growth Fund – Class R6	Pershing LLC	34,781.7580	92.59%
	One Pershing Plaza
	Jersey City NJ 07399-0002

Nuveen Large Cap Growth Fund – Class I	MLPF&S for the Benefit of its	946,582.7440	30.43%
	Customers
	Attn Fund Admin
	4800 Deer Lake Dr E Fl 3
	Jacksonville FL 32246-6484

	American Enterprise Investment Serv	298,750.6150	9.60%
	707 2nd Ave S
	Minneapolis MN 55402-2405

	Raymond James	263,548.7400	8.47%
	Omnibus for Mutual Funds
	House Acct
	Attn: Courtney Waller
	880 Carillon Parkway
	St Petersburg FL 33716-1102

	National Financial Services LLC	231,993.9810	7.46%
	For the Exclusive Benefit of our
	Customers
	Attn Mutual Fund Dept 4th Floor
	499 Washington Blvd
	Jersey City NJ 07310-1995

	Vanguard Fiduciary Trust Company	203,074.1280	6.53%
	400 Devon Park Drive L23
	Wayne PA 19087-1816

	Morgan Stanley Smith Barney LLC	163,561.2510	5.26%
	For the Exclusive Bene of its Cust
	1 New York Plz Fl 12
	New York NY 10004-1932

Nuveen Large Cap Value Fund – Class A	MLPF&S for the Benefit of its	1,068,888.4170	12.06%
	Customers
	Attn Fund Admin
	4800 Deer Lake Dr E Fl 3
	Jacksonville FL 32246-6484

	Morgan Stanley Smith Barney LLC	926,376.0070	10.45%
	For the Exclusive Bene of its Cust
	1 New York Plz Fl 12
	New York NY 10004-1932

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
	Wells Fargo Clearing Services LLC	806,695.8530	9.10%
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market Street
	St Louis MO 63103-2523

	National Financial Services LLC	653,105.2750	7.37%
	For the Exclusive Benefit of our
	Customers
	Attn Mutual Fund Dept 4th Floor
	499 Washington Blvd
	Jersey City NJ 07310-1995

	UBS WM USA	638,306.6250	7.20%
	Omni Account M/F
	Spec Cdy A/C EBOC UBSFSI
	1000 Harbor Blvd
	Weehawken NJ 07086-6761

	Charles Schwab & Co Inc	605,346.2000	6.83%
	Special Custody A/C FBO Customers
	Attn Mutual Funds
	211 Main Street
	San Francisco CA 94105-1905

Nuveen Large Cap Value Fund – Class C	UBS WM USA	100,434.0650	23.33%
	Omni Account M/F
	Spec Cdy A/C EBOC UBSFSI
	1000 Harbor Blvd
	Weehawken NJ 07086-6761

	Wells Fargo Clearing Services LLC	85,564.8040	19.87%
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market Street
	St Louis MO 63103-2523

	Morgan Stanley Smith Barney LLC	57,966.9690	13.46%
	For the Exclusive Bene of its Cust
	1 New York Plz Fl 12
	New York NY 10004-1932

	American Enterprise Investment Serv	31,532.2930	7.32%
	707 2nd Ave S
	Minneapolis MN 55402-2405

	Raymond James	28,611.7540	6.65%
	Omnibus for Mutual Funds
	House Acct
	Attn: Courtney Waller
	880 Carillon Parkway
	St Petersburg FL 33716-1102

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
	MLPF&S for the Benefit of its Customers	22,951.9530	5.33%
	Attn Fund Admin
	4800 Deer Lake Dr E Fl 3
	Jacksonville FL 32246-6484

Nuveen Large Cap Value Fund – Class R3	Ascensus Trust Company FBO	2,819.6230	47.89%
	Eastside Christian School 401(K)
	P.O. Box 10758
	Fargo ND 58106-0758

	Nuveen Investments Inc	2,125.7210	36.11%
	Attn Darlene Cramer
	333 W Wacker Dr
	Chicago IL 60606-1220

	MLPF&S for the Benefit of its Customers	942.0800	16.00%
	Attn Fund Admin
	4800 Deer Lake Dr E Fl 3
	Jacksonville FL 32246-6484

Nuveen Large Cap Value Fund – Class R6	MLPF&S for the Benefit of its Customers	7,986.8800	87.41%
	Attn Fund Admin
	4800 Deer Lake Dr E Fl 3
	Jacksonville FL 32246-6484

	First Command Bank	1,150.3720	12.59%
	PO Box 901075
	Fort Worth TX 76101-2075

Nuveen Large Cap Value Fund – Class I	MLPF&S for the Benefit of its Customers	1,145,962.4190	36.73%
	Attn Fund Admin
	4800 Deer Lake Dr E Fl 3
	Jacksonville FL 32246-6484

	Pershing LLC	262,026.9980	8.40%
	One Pershing Plaza
	Jersey City NJ 07399-0002

	RBC Capital Markets LLC	259,890.3410	8.33%
	Mutual Fund Omnibus Processing
	Omnibus
	Attn Mutual Funds Ops Manager
	60 South Sixth Street-P08
	Minneapolis MN 55402-4413

	National Financial Services LLC	225,840.3360	7.24%
	For the Exclusive Benefit of our Customers
	Attn Mutual Fund Dept 4th Floor
	499 Washington Blvd
	Jersey City NJ 07310-1995

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
	American Enterprise Investment Serv	199,425.0580	6.39%
	707 2nd Ave S
	Minneapolis MN 55402-2405

	UBS WM USA	188,583.3520	6.04%
	Omni Account M/F
	Spec Cdy A/C EBOC UBSFSI
	1000 Harbor Blvd
	Weehawken NJ 07086-6761

	Raymond James	170,225.0670	5.46%
	Omnibus for Mutual Funds
	House Acct
	Attn: Courtney Waller
	880 Carillon Parkway
	St Petersburg FL 33716-1102

	Morgan Stanley Smith Barney LLC	167,043.5180	5.35%
	For the Exclusive Bene of its Cust
	1 New York Plz Fl 12
	New York NY 10004-1932

Nuveen NWQ Global Equity Income Fund – Class A	Morgan Stanley Smith Barney LLC	864,767.3830	25.75%
	For the Exclusive Bene of its Cust
	1 New York Plz Fl 12
	New York NY 10004-1932

	Wells Fargo Clearing Services LLC	574,963.0360	17.12%
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market St
	Saint Louis MO 63103-2523

	MLPF&S for the Benefit of its Customers	257,450.3480	7.67%
	Attn Fund Admin
	4800 Deer Lake Dr E Fl 3
	Jacksonville FL 32246-6484

	National Financial Services LLC	215,402.1960	6.41%
	For the Exclusive Benefit of our
	Customers
	Attn Mutual Fund Dept 4th Floor
	499 Washington Blvd
	Jersey City NJ 07310-1995

	UBS WM USA	206,876.2960	6.16%
	Omni Account M/F
	Spec Cdy A/C EBOC UBSFSI
	1000 Harbor Blvd
	Weehawken NJ 07086-6761

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
	Charles Schwab & Co Inc	167,948.5610	5.00%
	Special Custody Account
	For Benefit of Customers
	Attn Mutual Funds
	211 Main St
	San Francisco CA 94105-1905

Nuveen NWQ Global Equity Income Fund – Class C	Morgan Stanley Smith Barney LLC	94,753.1060	18.76%
	For the Exclusive Bene of its Cust
	1 New York Plz Fl 12
	New York NY 10004-1932

	Wells Fargo Clearing Services LLC	85,787.5500	16.99%
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market Street
	St Louis MO 63103-2523

	UBS WM USA	81,189.5650	16.08%
	Omni Account M/F
	Spec Cdy A/C EBOC UBSFSI
	1000 Harbor Blvd
	Weehawken NJ 07086-6761

	Charles Schwab & Co Inc	57,710.1590	11.43%
	Special Custody Acct FBO Customers
	Attn: Mutual Funds
	211 Main Street
	San Francisco CA 94105-1905

	LPL Financial	37,023.6220	7.33%
	Omnibus Customer Account
	Attn Mutual Fund Trading
	4707 Executive Dr
	San Diego CA 92121-3091

	American Enterprise Investment Serv	35,552.0910	7.04%
	707 2nd Ave S
	Minneapolis MN 55402-2405

	National Financial Services LLC	34,032.8160	6.74%
	For the Exclusive Benefit of our Customers
	Attn Mutual Fund Dept 4th Floor
	499 Washington Blvd
	Jersey City NJ 07310-1995

	RBC Capital Markets LLC	27,934.1490	5.53%
	Mutual Fund Omnibus Processing
	Omnibus
	Attn Mutual Funds Ops Manager
	60 South Sixth Street-P08
	Minneapolis MN 55402-4413

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
	Pershing LLC	25,784.8580	5.11%
	One Pershing Plaza
	Jersey City NJ 07399-0002

Nuveen NWQ Global Equity Income Fund – Class R3	Massachusetts Mutual Life	10,035.0820	44.26%
	Insurance Company
	1295 State Street C105
	Springfield MA 01111-0001

	Mid Atlantic Trust Company FBO	5,654.1760	24.94%
	Automotive Employee 401(K) Plan
	1251 Waterfront Place, Suite 525
	Pittsburgh PA 15222-4228

	Morgan Stanley Smith Barney LLC	1,788.8710	7.89%
	For the Exclusive Bene of its Cust
	1 New York Plz Fl 12
	New York NY 10004-1932

	Mid Atlantic Trust Company FBO	1,683.2230	7.42%
	Todd G. Glazener, DDS, PA 401(K)
	Profit Sharing Plan & Trust
	1251 Waterfront Place Suite 525
	Pittsburgh PA 15222-4228

	MLPF&S for the Benefit of its	1,163.3650	5.13%
	Customers
	Attn Fund Admin
	4800 Deer Lake Dr E Fl 3
	Jacksonville FL 32246-6484

Nuveen NWQ Global Equity Income Fund – Class I	UBS WM USA	388,221.6670	21.52%
	Omni Account M/F
	Spec Cdy A/C EBOC UBSFSI
	1000 Harbor Blvd
	Weehawken NJ 07086-6761

	Morgan Stanley Smith Barney LLC	184,443.6920	10.23%
	For the Exclusive Bene of its Cust
	1 New York Plz Fl 12
	New York NY 10004-1932

	Wells Fargo Clearing Services LLC	165,622.4370	9.18%
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market St
	Saint Louis MO 63103-2523

	Charles Schwab & Co Inc	162,357.4670	9.00%
	Special Custody A/C FBO Customers
	Attn Mutual Funds
	211 Main St
	San Francisco CA 94105-1905

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
	National Financial Services LLC	150,564.1930	8.35%
	For the Exclusive Benefit of our Customers
	Attn Mutual Fund Dept 4th Floor
	499 Washington Blvd
	Jersey City NJ 07310-1995

	Pershing LLC	129,801.5300	7.20%
	1 Pershing Plz
	Jersey City NJ 07399-0001

	American Enterprise Investment Serv	113,841.9950	6.31%
	707 2nd Ave S
	Minneapolis MN 55402-2405

	Raymond James	100,713.4640	5.58%
	Omnibus for Mutual Funds
	House Acct
	Attn: Courtney Waller
	880 Carillon Parkway
	St Petersburg FL 33716-1102

Nuveen NWQ Large-Cap Value Fund – Class A	Morgan Stanley Smith Barney LLC	209,247.7340	22.61%
	For the Exclusive Bene of its Cust
	1 New York Plz Fl 12
	New York NY 10004-1932

	Wells Fargo Clearing Services LLC	173,541.5380	18.75%
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market Street
	St Louis MO 63103-2523

	LPL Financial	129,298.0420	13.97%
	Omnibus Customer Account
	Attn Mutual Fund Trading
	4707 Executive Dr
	San Diego CA 92121-3091

	MLPF&S for the Benefit of its Customers	104,738.8560	11.32%
	Attn Fund Admin
	4800 Deer Lake Dr E Fl 3
	Jacksonville FL 32246-6484

	Charles Schwab & Co Inc	63,066.4370	6.81%
	For the Benefit of their Customers
	211 Main St
	San Francisco CA 94105-1905

	Charles Schwab & Co Inc	61,849.1290	6.68%
	Special Custody A/C FBO Customers
	Attn Mutual Funds
	211 Main Street
	San Francisco CA 94105-1905

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
	UBS WM USA	55,414.3290	5.99%
	Omni Account M/F
	Spec Cdy A/C EBOC UBSFSI
	1000 Harbor Blvd
	Weehawken NJ 07086-6761

Nuveen NWQ Large-Cap Value Fund – Class C	LPL Financial	267,507.9650	50.94%
	Omnibus Customer Account
	Attn Mutual Fund Trading
	4707 Executive Dr
	San Diego CA 92121-3091

	Wells Fargo Clearing Services LLC	123,084.0670	23.44%
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market Street
	St Louis MO 63103-2523

	UBS WM USA	41,662.9190	7.93%
	Omni Account M/F
	Spec Cdy A/C EBOC UBSFSI
	1000 Harbor Blvd
	Weehawken NJ 07086-6761

	National Financial Services LLC	32,990.8710	6.28%
	For the Exclusive Benefit of our Customers
	Attn Mutual Fund Dept 4th Floor
	499 Washington Blvd
	Jersey City NJ 07310-1995

	Morgan Stanley Smith Barney LLC	30,499.3020	5.81%
	For the Exclusive Bene of its Cust
	1 New York Plz Fl 12
	New York NY 10004-1932

Nuveen NWQ Large-Cap Value Fund – Class R3	Nuveen Investments Inc	17,694.5050	100.00%
	Attn Darlene Cramer
	333 W Wacker Dr
	Chicago IL 60606-1220

Nuveen NWQ Large-Cap Value Fund – Class I	LPL Financial	1,269,231.0910	40.73%
	Omnibus Customer Account
	Attn Mutual Fund Trading
	4707 Executive Dr
	San Diego CA 92121-3091

	National Financial Services LLC	727,235.6640	23.34%
	For the Exclusive Benefit of our Customers
	Attn Mutual Fund Dept 4th Floor
	499 Washington Blvd
	Jersey City NJ 07310-1995

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
	Pershing LLC	268,041.8690	8.60%
	One Pershing Plaza
	Jersey City NJ 07399-0002

	Morgan Stanley Smith Barney LLC	219,015.1140	7.03%
	For the Exclusive Bene of its Cust
	1 New York Plz Fl 12
	New York NY 10004-1932

Nuveen NWQ Multi-Cap Value Fund – Class A	Morgan Stanley Smith Barney LLC	269,692.9250	25.41%
	For the Exclusive Bene of its Cust
	1 New York Plz Fl 12
	New York NY 10004-1932

	Wells Fargo Clearing Services LLC	190,563.2050	17.96%
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market Street
	St Louis MO 63103-2523

	MLPF&S for the Benefit of its	125,849.3690	11.86%
	Customers
	Attn Fund Admin
	4800 Deer Lake Dr E Fl 3
	Jacksonville FL 32246-6484

	Charles Schwab & Co Inc	83,921.9820	7.91%
	Special Custody A/C FBO Customers
	Attn Mutual Funds
	211 Main Street
	San Francisco CA 94105-1905

	UBS WM USA	62,613.4090	5.90%
	Omni Account M/F
	Spec Cdy A/C EBOC UBSFSI
	1000 Harbor Blvd
	Weehawken NJ 07086-6761

	National Financial Services LLC	60,539.9890	5.71%
	For the Exclusive Benefit of our
	Customers
	Attn Mutual Fund Dept 4th Floor
	499 Washington Blvd
	Jersey City NJ 07310-1995

	Edward D Jones & Co	54,836.2910	5.17%
	For the Benefit of Customers
	12555 Manchester Rd
	Saint Louis MO 63131-3710

Nuveen NWQ Multi-Cap Value Fund – Class C	Wells Fargo Clearing Services LLC	14,155.3660	30.85%
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market Street
	St Louis MO 63103-2523

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
	TD Ameritrade Inc FBO	6,709.6720	14.62%
	Our Customers
	PO Box 2226
	Omaha NE 68103-2226

	Morgan Stanley Smith Barney LLC	5,533.5070	12.06%
	For the Exclusive Bene of its Cust
	1 New York Plz Fl 12
	New York NY 10004-1932

	LPL Financial	5,065.0490	11.04%
	Omnibus Customer Account
	Attn Mutual Fund Trading
	4707 Executive Dr
	San Diego CA 92121-3091

	UBS WM USA	3,199.8480	6.97%
	Omni Account M/F
	Spec Cdy A/C EBOC UBSFSI
	1000 Harbor Blvd
	Weehawken NJ 07086-6761

	RBC Capital Markets LLC	2,847.6100	6.21%
	Mutual Fund Omnibus Processing
	Omnibus
	Attn Mutual Funds Ops Manager
	60 South Sixth Street-P08
	Minneapolis MN 55402-4413

	National Financial Services LLC	2,557.3390	5.57%
	For the Exclusive Benefit of our Customers
	Attn Mutual Fund Dept 4th Floor
	499 Washington Blvd
	Jersey City NJ 07310-1995

Nuveen NWQ Multi-Cap Value Fund – Class I	Charles Schwab & Co Inc	188,128.1160	22.14%
	Reinvest Account
	Attn Mutual Funds
	211 Main St
	San Francisco CA 94105-1905

	Morgan Stanley Smith Barney LLC	156,497.2680	18.42%
	For the Exclusive Bene of its Cust
	1 New York Plz Fl 12
	New York NY 10004-1932

	Wells Fargo Clearing Services LLC	133,325.3460	15.69%
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market Street
	St Louis MO 63103-2523

	Pershing LLC	75,235.1080	8.85%
	One Pershing Plaza
	Jersey City NJ 07399-0002

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
	JP Morgan Chase Bank NA FBO	49,569.2000	5.83%
	TIAA-CREF Trust Co as Cust
	For IRA Clients
	4 Metrotech Ctr
	Brooklyn NY 11245-0004

Nuveen NWQ Small/Mid-Cap Value Fund – Class A	MLPF&S for the Benefit of its Customers	26,603.5390	22.78%
	Attn Fund Admin
	4800 Deer Lake Dr E Fl 3
	Jacksonville FL 32246-6484

	Morgan Stanley Smith Barney LLC	13,622.2030	11.66%
	For the Exclusive Bene of its Cust
	1 New York Plz Fl 12
	New York NY 10004-1932

	Pershing LLC	11,692.4540	10.01%
	One Pershing Plaza
	Jersey City NJ 07399-0002

	Charles Schwab & Co Inc	9,479.5420	8.12%
	For the Benefit of their Customers
	211 Main St
	San Francisco CA 94105-1905

	Charles Schwab & Co Inc	9,180.4630	7.86%
	Special Custody A/C FBO Customers
	Attn Mutual Funds
	211 Main Street
	San Francisco CA 94105-1905

	National Financial Services LLC	7,716.7050	6.61%
	For the Exclusive Benefit of our Customers
	Attn Mutual Fund Dept 4th Floor
	499 Washington Blvd
	Jersey City NJ 07310-1995

	Raymond James	6,909.7350	5.92%
	Omnibus for Mutual Funds
	House Acct
	Attn: Courtney Waller
	880 Carillon Parkway
	St Petersburg FL 33716-1102

	Edward D Jones & Co	6,513.3470	5.58%
	For the Benefit of Customers
	12555 Manchester Rd
	Saint Louis MO 63131-3710

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

Nuveen NWQ Small/Mid-Cap Value Fund – Class C	Wells Fargo Clearing Services LLC	12,504.0420	37.24%
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market Street
	St Louis MO 63103-2523

	Morgan Stanley Smith Barney LLC	6,354.6040	18.93%
	For the Exclusive Bene of its Cust
	1 New York Plz Fl 12
	New York NY 10004-1932

	LPL Financial	5,669.3300	16.89%
	Omnibus Customer Account
	Attn Mutual Fund Trading
	4707 Executive Dr
	San Diego CA 92121-3091

	Pershing LLC	3,201.0160	9.53%
	One Pershing Plaza
	Jersey City NJ 07399-0002

	MLPF&S for the Benefit of its	3,063.8940	9.13%
	Customers
	Attn Fund Admin
	4800 Deer Lake Dr E Fl 3
	Jacksonville FL 32246-6484

Nuveen NWQ Small/Mid-Cap Value Fund – Class R3	Ascensus Trust Company FBO	4,278.1040	42.49%
	Make-A-Wish 401(K) Plan
	P.O. Box 10758
	Fargo ND 58106-0758

	Nuveen Investments Inc	3,355.9900	33.33%
	Attn Darlene Cramer
	333 W Wacker Dr
	Chicago IL 60606-1220

	MLPF&S for the Benefit of its	1,312.8420	13.04%
	Customers
	Attn Fund Admin
	4800 Deer Lake Dr E Fl 3
	Jacksonville FL 32246-6484

	Ascensus Trust Company FBO	1,122.1520	11.14%
	Christian T Harteau 401K Plan
	P.O. Box 10758
	Fargo ND 58106-0758

Nuveen NWQ Small/Mid-Cap Value Fund – Class R6	Vanguard Fiduciary Trust Company	337,165.9550	82.63%
	400 Devon Park Drive
	Wayne PA 19087-1816

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
	Saturna Trust Company	49,585.0840	12.15%
	FBO Janicki Industries 401(K)
	1476 E Moore St
	Sedro Woolley WA 98284-7522

Nuveen NWQ Small/Mid-Cap Value Fund – Class I	JP Morgan Chase Bank NA FBO	316,351.4210	61.56%
	TIAA-CREF Trust Co as Cust
	For IRA Clients
	4 Metrotech Ctr
	Brooklyn NY 11245-0004

	LPL Financial	120,970.9720	23.54%
	Omnibus Customer Account
	Attn Mutual Fund Trading
	4707 Executive Dr
	San Diego CA 92121-3091

	Pershing LLC	32,784.0960	6.38%
	One Pershing Plaza
	Jersey City NJ 07399-0002

Nuveen NWQ Small-Cap Value Fund – Class A	MLPF&S for the Benefit of its Customers	174,147.2460	26.84%
	Attn Fund Admin
	4800 Deer Lake Dr E Fl 3
	Jacksonville FL 32246-6484

	Charles Schwab & Co Inc	163,948.0740	25.27%
	For the Benefit of their Customers
	211 Main St
	San Francisco CA 94105-1905

	Morgan Stanley Smith Barney LLC	55,944.9470	8.62%
	For the Exclusive Bene of its Cust
	1 New York Plz Fl 12
	New York NY 10004-1932

	Wells Fargo Clearing Services LLC	39,910.6720	6.15%
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market Street
	St Louis MO 63103-2523

	National Financial Services LLC	36,134.7440	5.57%
	For the Exclusive Benefit of our Customers
	Attn Mutual Fund Dept 4th Floor
	499 Washington Blvd
	Jersey City NJ 07310-1995

Nuveen NWQ Small-Cap Value Fund – Class C	LPL Financial	68,228.6770	29.00%
	Omnibus Customer Account
	Attn Mutual Fund Trading
	4707 Executive Dr
	San Diego CA 92121-3091

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
	Wells Fargo Clearing Services LLC	50,712.6910	21.56%
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market Street
	St Louis MO 63103-2523

	American Enterprise Investment Serv	23,586.3720	10.03%
	707 2nd Ave S
	Minneapolis MN 55402-2405

	MLPF&S for the Sole Benefit	21,463.5110	9.12%
	Of its Customers
	Attn Fund Admin
	4800 Deer Lake Dr E Fl 3
	Jacksonville FL 32246-6484

	Morgan Stanley Smith Barney LLC	14,612.4830	6.21%
	For the Exclusive Bene of its Cust
	1 New York Plz Fl 12
	New York NY 10004-1932

	UBS WM USA	12,468.6930	5.30%
	Omni Account M/F
	Spec Cdy A/C EBOC UBSFSI
	1000 Harbor Blvd
	Weehawken NJ 07086-6761

Nuveen NWQ Small-Cap Value Fund – Class R3	MLPF&S for the Benefit of its	15,629.1430	27.57%
	Customers
	Attn Fund Admin
	4800 Deer Lake Dr E Fl 3
	Jacksonville FL 32246-6484

	Matrix Trust Company Cust. FBO	5,895.3120	10.40%
	Progressive Surgical
	717 17th Street
	Suite 1300
	Denver CO 80202-3304

	Matrix Trust Company Cust. FBO	5,162.3440	9.11%
	FH+H 401(K) and Profit Sharing Plan
	717 17th Street
	Suite 1300
	Denver CO 80202-3304

	State Street Bank and Trust Company	4,336.0950	7.65%
	Trustee and/or Custodian
	FBO ADP Access Product
	1 Lincoln St
	Boston MA 02111-2901

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
	Matrix Trust Company Cust. FBO	2,993.6770	5.28%
	Toms River Boe (NJ) 403(B)
	717 17th Street
	Suite 1300
	Denver CO 80202-3304

Nuveen NWQ Small-Cap Value Fund – Class R6	MLPF&S for the Benefit of its	50,034.6340	36.14%
	Customers
	Attn Fund Admin
	4800 Deer Lake Dr E Fl 3
	Jacksonville FL 32246-6484

	John Hancock Trust Company LLC	41,112.6180	29.69%
	690 Canton St Ste 100
	Westwood MA 02090-2324

	Pershing LLC	16,516.0190	11.93%
	PO Box 2052
	Jersey City NJ 07303-2052

Nuveen NWQ Small-Cap Value Fund – Class I	Pershing LLC	2,072,494.4050	49.59%
	One Pershing Plaza
	Jersey City NJ 07399-0002

	Charles Schwab & Co Inc	743,600.3900	17.79%
	For the Benefit of their Customers
	211 Main St
	San Francisco CA 94105-1905

	LPL Financial	370,538.2370	8.87%
	Omnibus Customer Account
	Attn Mutual Fund Trading
	4707 Executive Dr
	San Diego CA 92121-3091

	National Financial Services LLC	235,435.4470	5.63%
	For the Exclusive Benefit of our
	Customers
	Attn Mutual Fund Dept 4th Floor
	499 Washington Blvd
	Jersey City NJ 07310-1995

Nuveen Investment Trust II

Nuveen Emerging Markets Equity Fund – Class A	Pershing LLC	5,152.5930	49.90%
	1 Pershing Plz
	Jersey City NJ 07399-0001

	U.S. Bancorp Investments Inc.	2,262.1730	21.91%
	60 Livingston Avenue
	Gladstone MO 64119-5357

	U.S. Bancorp Investments Inc.	1,660.7050	16.08%
	60 Livingston Avenue
	Grafton WI 53024-2515

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
	Teachers Insurance & Annuity	1,250.0000	12.11%
	Association
	Attn Janice Carnicelli
	730 3rd Ave
	New York NY 10017-3207

Nuveen Emerging Markets Equity Fund – Class C	Teachers Insurance & Annuity	1,250.0000	88.63%
	Association
	Attn Janice Carnicelli
	730 3rd Ave
	New York NY 10017-3207

	Pershing LLC	160.3580	11.37%
	1 Pershing Plz
	Jersey City NJ 07399-0001

Nuveen Emerging Markets Equity Fund – Class R6	Teachers Insurance & Annuity	496,250.0000	100.00%
	Association
	Attn Janice Carnicelli
	730 3rd Ave
	New York NY 10017-3207

Nuveen Emerging Markets Equity Fund – Class I	TIAA FSB Cust Cust/Ttee FBO	13,677.2510	91.63%
	Retirement Plans for which
	TIAA acts as Recordkeeper
	Attn Trust Operations
	211 N Broadway Ste 1000
	Saint Louis MO 63102-2748

	Teachers Insurance & Annuity	1,250.0000	8.37%
	Association
	Attn Janice Carnicelli
	730 3rd Ave
	New York NY 10017-3207

Nuveen Equity Long/Short Fund – Class A	National Financial Services LLC	446,464.7210	56.05%
	For the Exclusive Benefit of our
	Customers
	Attn Mutual Fund Dept 4th Floor
	499 Washington Blvd
	Jersey City NJ 07310-1995

	American Enterprise Investment Serv	68,905.8460	8.65%
	707 2nd Ave S
	Minneapolis MN 55402-2405

	UBS WM USA	60,875.3910	7.64%
	Omni Account M/F
	Spec Cdy A/C EBOC UBSFSI
	1000 Harbor Blvd
	Weehawken NJ 07086-6761

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
	LPL Financial	40,891.8530	5.13%
	Omnibus Customer Account
	Attn Mutual Fund Trading
	4707 Executive Dr
	San Diego CA 92121-3091

Nuveen Equity Long/Short Fund – Class C	American Enterprise Investment Serv	94,629.9160	27.91%
	707 2nd Ave S
	Minneapolis MN 55402-2405

	LPL Financial	65,485.1510	19.31%
	Omnibus Customer Account
	Attn Mutual Fund Trading
	4707 Executive Dr
	San Diego CA 92121-3091

	UBS WM USA	62,458.3770	18.42%
	Omni Account M/F
	Spec Cdy A/C EBOC UBSFSI
	1000 Harbor Blvd
	Weehawken NJ 07086-6761

	Charles Schwab & Co Inc	35,982.4950	10.61%
	Special Custody A/C FBO Customers
	Attn Mutual Funds
	211 Main Street
	San Francisco CA 94105-1905

	National Financial Services LLC	33,054.5160	9.75%
	For the Exclusive Benefit of our
	Customers
	Attn Mutual Fund Dept 4th Floor
	499 Washington Blvd
	Jersey City NJ 07310-1995

Nuveen Equity Long/Short Fund – Class I	UBS WM USA	1,102,977.7200	36.85%
	Omni Account M/F
	Spec Cdy A/C EBOC UBSFSI
	1000 Harbor Blvd
	Weehawken NJ 07086-6761

	American Enterprise Investment Serv	588,411.5040	19.66%
	707 2nd Ave S
	Minneapolis MN 55402-2405

	National Financial Services LLC	275,144.3620	9.19%
	For the Exclusive Benefit of our
	Customers
	Attn Mutual Fund Dept 4th Floor
	499 Washington Blvd
	Jersey City NJ 07310-1995

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
	LPL Financial	215,132.5640	7.19%
	Omnibus Customer Account
	Attn Mutual Fund Trading
	4707 Executive Dr
	San Diego CA 92121-3091

	Pershing LLC	190,041.2590	6.35%
	One Pershing Plaza
	Jersey City NJ 07399-0002

Nuveen International Growth Fund – Class A	Charles Schwab & Co Inc	140,828.4070	16.15%
	Special Custody A/C FBO Customers
	Attn Mutual Funds
	211 Main Street
	San Francisco CA 94105-1905

	Charles Schwab & Co Inc	120,434.5260	13.81%
	For the Benefit of their Customers
	211 Main St
	San Francisco CA 94105-1905

	MLPF&S for the Benefit of its	82,868.5270	9.50%
	Customers
	Attn Fund Admin
	4800 Deer Lake Dr E Fl 3
	Jacksonville FL 32246-6484

	Wells Fargo Clearing Services LLC	70,668.2080	8.10%
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market Street
	St Louis MO 63103-2523

	American Enterprise Investment Serv	61,739.3970	7.08%
	707 2nd Ave S
	Minneapolis MN 55402-2405

	National Financial Services LLC	51,565.1900	5.91%
	For the Exclusive Benefit of our
	Customers
	Attn Mutual Fund Dept 4th Floor
	499 Washington Blvd
	Jersey City NJ 07310-1995

	UBS WM USA	50,284.9200	5.77%
	Omni Account M/F
	Spec Cdy A/C EBOC UBSFSI
	1000 Harbor Blvd
	Weehawken NJ 07086-6761

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

Nuveen International Growth Fund – Class C	Raymond James	41,034.9860	21.36%
	Omnibus for Mutual Funds
	House Acct
	Attn: Courtney Waller
	880 Carillon Parkway
	St Petersburg FL 33716-1102

	American Enterprise Investment Serv	35,368.9250	18.41%
	707 2nd Ave S
	Minneapolis MN 55402-2405

	Wells Fargo Clearing Services LLC	18,821.6090	9.80%
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market Street
	St Louis MO 63103-2523

	National Financial Services LLC	17,899.3700	9.32%
	For the Exclusive Benefit of our
	Customers
	Attn Mutual Fund Dept 4th Floor
	499 Washington Blvd
	Jersey City NJ 07310-1995

	MLPF&S for the Benefit of its	15,211.9490	7.92%
	Customers
	Attn Fund Admin
	4800 Deer Lake Dr E Fl 3
	Jacksonville FL 32246-6484

	Pershing LLC	15,014.7090	7.82%
	One Pershing Plaza
	Jersey City NJ 07399-0002

	LPL Financial	9,942.3230	5.18%
	Omnibus Customer Account
	Attn Mutual Fund Trading
	4707 Executive Dr
	San Diego CA 92121-3091

Nuveen International Growth Fund – Class R3	Ascensus Trust Company FBO	5,024.0630	38.84%
	Warner Air, LLC Safe Harbor 401(K)
	P.O. Box 10758
	Fargo ND 58106-0758

	State Street Bank and Trust Company	3,621.6220	28.00%
	Trustee and/or Custodian
	FBO ADP Access Product
	1 Lincoln St
	Boston MA 02111-2901

	Ascensus Trust Company FBO	2,412.3830	18.65%
	Make-A-Wish 401(K) Plan
	P.O. Box 10758
	Fargo ND 58106-0758

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

Nuveen International Growth Fund – Class R6	Pershing LLC	2,432.5490	27.85%
	One Pershing Plaza
	Jersey City NJ 07399-0002

	AUL Group Retirement Account	2,362.0200	27.04%
	Attn Separate Accts
	PO Box 368
	Indianapolis IN 46206-0368

	John Hancock Trust Company LLC	1,847.2230	21.15%
	690 Canton St Suite 100
	Westwood MA 02090-2324

	Edward D Jones & Co	770.5220	8.82%
	For the Benefit of Customers
	12555 Manchester Rd
	Saint Louis MO 63131-3710

	Teachers Insurance & Annuity	701.0660	8.03%
	Association
	Attn Janice Carnicelli
	730 3rd Ave
	New York NY 10017-3207

	Ascensus Trust Company FBO	622.2450	7.12%
	Seta Employee Savings & Protection
	P.O. Box 10758
	Fargo ND 58106-0758

Nuveen International Growth Fund – Class I	MLPF&S for the Benefit of its	983,840.8760	19.50%
	Customers
	Attn Fund Admin
	4800 Deer Lake Dr E Fl 3
	Jacksonville FL 32246-6484

	Wells Fargo Bank NA	971,169.4810	19.25%
	FBO: City of Houston
	C/O Fascore LLC
	8515 E Orchard Rd 2T2
	Greenwood Vlg CO 80111-5002

	National Financial Services LLC	810,548.7490	18.05%
	For the Exclusive Benefit of our
	Customers
	Attn Mutual Fund Dept 4th Floor
	499 Washington Blvd
	Jersey City NJ 07310-1995

	RBC Capital Markets LLC	394,509.7370	7.82%
	Mutual Fund Omnibus Processing
	Omnibus
	Attn Mutual Funds Ops Manager
	60 South Sixth Street-P08
	Minneapolis MN 55402-4413

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
	Band & Co	332,789.4660	6.60%
	C/O US Bank
	PO Box 1787
	Milwaukee WI 53201-1787

Nuveen NWQ International Value Fund – Class A	Morgan Stanley Smith Barney LLC	233,763.4100	27.94%
	For the Exclusive Bene of its Cust
	1 New York Plz Fl 12
	New York NY 10004-1932

	MLPF&S	97,013.4280	11.60%
	For its Customers
	Attn Fund Admin
	4800 Deer Lake Dr E Floor 3
	Jacksonville FL 32246-6484

	Wells Fargo Clearing Services LLC	85,973.3000	10.28%
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market Street
	St Louis MO 63103-2523

	UBS WM USA	64,714.8980	7.74%
	Omni Account M/F
	Spec Cdy A/C EBOC UBSFSI
	1000 Harbor Blvd
	Weehawken NJ 07086-6761

	National Financial Services LLC	63,066.7810	7.54%
	For the Exclusive Benefit of our
	Customers
	Attn Mutual Fund Dept 4th Floor
	499 Washington Blvd
	Jersey City NJ 07310-1995

	Pershing LLC	55,002.2180	6.57%
	One Pershing Plaza
	Jersey City NJ 07399-0002

	LPL Financial	47,216.0580	5.64%
	Omnibus Customer Account
	Attn Mutual Fund Trading
	4707 Executive Dr
	San Diego CA 92121-3091

Nuveen NWQ International Value Fund – Class C	UBS WM USA	10,112.5430	26.04%
	Omni Account M/F
	Spec Cdy A/C EBOC UBSFSI
	1000 Harbor Blvd
	Weehawken NJ 07086-6761

	Wells Fargo Clearing Services LLC	7,718.5310	19.88%
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market Street
	St Louis MO 63103-2523

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
	American Enterprise Investment Serv	4,327.1150	11.14%
	707 2nd Ave S
	Minneapolis MN 55402-2405

	MLPF&S	3,851.2850	9.92%
	For its Customers
	Attn Fund Admin
	4800 Deer Lake Dr E Floor 3
	Jacksonville FL 32246-6484

	Morgan Stanley Smith Barney LLC	2,775.8470	7.15%
	For the Exclusive Bene of its Cust
	1 New York Plz Fl 12
	New York NY 10004-1932

	Charles Schwab & Co Inc	2,501.5090	6.44%
	Special Custody Acct FBO Customers
	Attn: Mutual Funds
	211 Main St
	San Francisco CA 94105-1905

	TD Ameritrade Inc FBO	2,149.8450	5.54%
	Our Customers
	PO Box 2226
	Omaha NE 68103-2226

Nuveen NWQ International Value Fund – Class R3	Hartford Life Insurance Co	11,697.6070	56.16%
	Separate Account
	Attn UIT Operations
	PO Box 2999
	Hartford CT 06104-2999

	Reliance Trust Company FBO	5,897.9690	28.31%
	Realtracs, inc.
	PO Box 78446
	Atlanta GA 30357-2446

	Great-West Trust Company LLC FBO	1,536.3940	7.38%
	Employee Benefits Clients 401K
	8515 E Orchard Rd 2T2
	Greenwood Village CO 80111-5002

	MLPF&S for the Benefit of its	1,173.1810	5.63%
	Customers
	Attn Fund Admin
	4800 Deer Lake Dr E Fl 3
	Jacksonville FL 32246-6484

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

Nuveen NWQ International Value Fund – Class I	Morgan Stanley Smith Barney LLC	2,453,045.9930	56.27%
	For the Exclusive Bene of its Cust
	1 New York Plz Fl 12
	New York NY 10004-1932

	JP Morgan Chase Bank NA FBO	525,076.8650	12.04%
	TIAA-CREF Trust Co as Cust
	For IRA Clients
	4 Metrotech Ctr
	Brooklyn NY 11245-0004

	Wells Fargo Clearing Services LLC	297,220.2930	6.82%
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market Street
	St Louis MO 63103-2523

	UBS WM USA	275,782.2200	6.33%
	Omni Account M/F
	Spec Cdy A/C EBOC UBSFSI
	1000 Harbor Blvd
	Weehawken NJ 07086-6761

	Pershing LLC	256,764.6970	5.89%
	One Pershing Plaza
	Jersey City NJ 07399-0002

Nuveen Santa Barbara Dividend Growth Fund – Class A	MLPF&S for the Benefit of its Customers	5,186,370.2040	36.12%
	Attn Fund Admin
	4800 Deer Lake Dr E Fl 3
	Jacksonville FL 32246-6484

	Morgan Stanley Smith Barney LLC	2,587,173.0210	18.02%
	For the Exclusive Bene of its Cust
	1 New York Plz Fl 12
	New York NY 10004-1932

	Wells Fargo Clearing Services LLC	1,056,593.9270	7.36%
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market Street
	St Louis MO 63103-2523

Nuveen Santa Barbara Dividend Growth Fund – Class C	MLPF&S for the Benefit of its	2,089,213.8550	28.02%
	Customers
	Attn Fund Admin
	4800 Deer Lake Dr E Fl 3
	Jacksonville FL 32246-6484

	Morgan Stanley Smith Barney LLC	1,073,335.2320	14.39%
	For the Exclusive Bene of its Cust
	1 New York Plz Fl 12
	New York NY 10004-1932

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
	Wells Fargo Clearing Services LLC	995,120.2620	13.34%
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market Street
	St Louis MO 63103-2523

	American Enterprise Investment Serv	611,019.1310	8.19%
	707 2nd Ave S
	Minneapolis MN 55402-2405

	Raymond James	547,018.3690	7.34%
	Omnibus for Mutual Funds
	House Acct
	Attn: Courtney Waller
	880 Carillon Parkway
	St Petersburg FL 33716-1102

	UBS WM USA	528,745.9990	7.09%
	Omni Account M/F
	Spec Cdy A/C EBOC UBSFSI
	1000 Harbor Blvd
	Weehawken NJ 07086-6761

	Charles Schwab & Co Inc	425,318.3720	5.70%
	Special Custody Acct FBO Customers
	Attn: Mutual Funds
	211 Main St
	San Francisco CA 94105-1905

Nuveen Santa Barbara Dividend Growth Fund – Class R3	Hartford Life Insurance Co	49,237.1910	21.71%
	Separate Account
	Attn UIT Operations
	PO Box 2999
	Hartford CT 06104-2999

	DCGT as Ttee and/or Cust	27,684.6180	12.20%
	FBO PLIC Various Retirement Plans
	Omnibus
	Attn NPIO Trade Desk
	711 High Street
	Des Moines IA 50392-0001

	Massachusetts Mutual	26,849.8240	11.84%
	Life Insurance Co
	1295 State St
	Springfield MA 01111-0001

	MLPF&S for the Benefit of its	19,993.3890	8.81%
	Customers
	Attn Fund Admin
	4800 Deer Lake Dr E Fl 3
	Jacksonville FL 32246-6484

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
	Wells Fargo Bank FBO	14,374.9690	6.34%
	Various Retirement Plans
	1525 West Wt Harris Blvd
	Charlotte NC 28288-1076

	Ascensus Trust Company FBO	11,394.8530	5.02%
	Ronlen Industries 401(K) & Profit S
	P.O. Box 10758
	Fargo ND 58106-0758

Nuveen Santa Barbara Dividend Growth Fund – Class R6	Mac & Co	823,318.7670	52.17%
	Attn: Mutual Fund Operations
	500 Grant Street
	Room 151-1010
	Pittsburgh PA 15219-2502

	MLPF&S for the Benefit of its	302,707.4060	19.18%
	Customers
	Attn Fund Admin
	4800 Deer Lake Dr E Fl 3
	Jacksonville FL 32246-6484

	Capinco	125,943.0290	7.98%
	C/O US Bank
	PO Box 1787
	Milwaukee WI 53201-1787

	Pershing LLC	104,737.6540	6.64%
	PO Box 2052
	Jersey City NJ 07303-2052

	The Hartford	89,141.4890	5.65%
	1 Hartford Plz
	Hartford CT 06155-0001

Nuveen Santa Barbara Dividend Growth Fund – Class I	MLPF&S for the Benefit of its	16,110,463.2990	36.83%
	Customers
	Attn Fund Admin
	4800 Deer Lake Dr E Fl 3
	Jacksonville FL 32246-6484

	Morgan Stanley Smith Barney LLC	6,421,400.9700	14.68%
	For the Exclusive Bene of its Cust
	1 New York Plz Fl 12
	New York NY 10004-1932

	National Financial Services LLC	2,857,701.3500	6.53%
	For the Exclusive Benefit of our
	Customers
	Attn Mutual Fund Dept 4th Floor
	499 Washington Blvd
	Jersey City NJ 07310-1995

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
	American Enterprise Investment Serv	2,802,939.9840	6.41%
	707 2nd Ave S
	Minneapolis MN 55402-2405

	UBS WM USA	2,413,798.6590	5.52%
	Omni Account M/F
	Spec Cdy A/C EBOC UBSFSI
	1000 Harbor Blvd
	Weehawken NJ 07086-6761

Nuveen Santa Barbara Global Dividend Growth Fund – Class A	Charles Schwab & Co Inc	50,348.1480	23.09%
	Special Custody A/C FBO Customers
	Attn Mutual Funds
	211 Main Street
	San Francisco CA 94105-1905

	American Enterprise Investment Serv	41,612.4130	19.09%
	707 2nd Ave S
	Minneapolis MN 55402-2405

	Morgan Stanley Smith Barney LLC	34,226.8380	15.70%
	For the Exclusive Bene of its Cust
	1 New York Plz Fl 12
	New York NY 10004-1932

	Edward D Jones & Co	26,199.6480	12.02%
	For the Benefit of Customers
	12555 Manchester Rd
	Saint Louis MO 63131-3710

	Pershing LLC	24,166.0530	11.08%
	One Pershing Plaza
	Jersey City NJ 07399-0002

	National Financial Services LLC	20,244.0300	9.29%
	For the Exclusive Benefit of our
	Customers
	Attn Mutual Fund Dept 4th Floor
	499 Washington Blvd
	Jersey City NJ 07310-1995

Nuveen Santa Barbara Global Dividend Growth Fund – Class C	Pershing LLC	21,328.1590	31.67%
	One Pershing Plaza
	Jersey City NJ 07399-0002

	American Enterprise Investment Serv	11,278.5680	16.75%
	707 2nd Ave S
	Minneapolis MN 55402-2405

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
	Morgan Stanley Smith Barney LLC	9,352.4520	13.89%
	For the Exclusive Bene of its Cust
	1 New York Plz Fl 12
	New York NY 10004-1932

	Raymond James	7,801.7800	11.58%
	Omnibus for Mutual Funds
	House Acct
	Attn: Courtney Waller
	880 Carillon Parkway
	St Petersburg FL 33716-1102

	National Financial Services LLC	6,182.4280	9.18%
	For the Exclusive Benefit of our
	Customers
	Attn Mutual Fund Dept 4th Floor
	499 Washington Blvd
	Jersey City NJ 07310-1995

Nuveen Santa Barbara Global Dividend Growth Fund – Class R3	FIIOC FBO	2,748.8330	38.03%
	Hay Distributing
	100 Magellan Way
	Covington KY 41015-1987

	Nuveen Investments Inc	2,500.0000	34.59%
	Attn Darlene Cramer
	333 W Wacker Dr
	Chicago IL 60606-1220

	Matrix Trust Company Cust. FBO	1,979.0920	27.38%
	Texoma Pulmonary & Sleep
	717 17th Street
	Suite 1300
	Denver CO 80202-3304

Nuveen Santa Barbara Global Dividend Growth Fund – Class I	American Enterprise Investment Serv	233,134.9570	55.44%
	707 2nd Ave S
	Minneapolis MN 55402-2405

	Charles Schwab & Co Inc	76,599.9820	18.22%
	Special Custody A/C FBO Customers
	Attn Mutual Funds
	211 Main Street
	San Francisco CA 94105-1905

	Nuveen Investments Inc	42,500.0000	10.11%
	Attn Darlene Cramer
	333 W Wacker Dr
	Chicago IL 60606-1220

	Pershing LLC	27,062.3910	6.44%
	One Pershing Plaza
	Jersey City NJ 07399-0002

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

Nuveen Santa Barbara International Dividend Growth Fund – Class A	Charles Schwab & Co Inc	37,328.2060	54.77%
	Special Custody A/C FBO Customers
	Attn Mutual Funds
	211 Main Street
	San Francisco CA 94105-1905

	Edward D Jones & Co	13,907.2010	20.40%
	For the Benefit of Customers
	12555 Manchester Rd
	Saint Louis MO 63131-3710

	National Financial Services LLC	4,387.8820	6.44%
	For the Exclusive Benefit of our
	Customers
	Attn Mutual Fund Dept 4th Floor
	499 Washington Blvd
	Jersey City NJ 07310-1995

Nuveen Santa Barbara International Dividend Growth Fund – Class C	Pershing LLC	9,647.9570	55.55%
	1 Pershing Plz
	Jersey City NJ 07399-0001

	Nuveen Investments Inc	2,500.0000	14.39%
	Attn Darlene Cramer
	333 W Wacker Dr
	Chicago IL 60606-1220

	LPL Financial	2,016.9020	11.61%
	Omnibus Customer Account
	Attn Mutual Fund Trading
	4707 Executive Dr
	San Diego CA 92121-3091

	American Enterprise Investment Serv	1,458.0990	8.39%
	707 2nd Ave S
	Minneapolis MN 55402-2405

Nuveen Santa Barbara International Dividend Growth Fund – Class R3	Nuveen Investments Inc	2,500.0000	100.00%
	Attn Darlene Cramer
	333 W Wacker Dr
	Chicago IL 60606-1220

Nuveen Santa Barbara International Dividend Growth Fund – Class I	LPL Financial	53,144.8760	50.31%
	Omnibus Customer Account
	Attn Mutual Fund Trading
	4707 Executive Dr
	San Diego CA 92121-3091

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
	Nuveen Investments Inc	42,500.0000	40.23%
	Attn Darlene Cramer
	333 W Wacker Dr
	Chicago IL 60606-1220

Nuveen Winslow International Large Cap Fund – Class A	Teachers Insurance & Annuity	1,250.0000	100.00%
	Association
	Attn Janice Carnicelli
	730 3rd Ave
	New York NY 10017-3207

Nuveen Winslow International Large Cap Fund – Class C	Teachers Insurance & Annuity	1,250.0000	100.00%
	Association
	Attn Janice Carnicelli
	730 3rd Ave
	New York NY 10017-3207

Nuveen Winslow International Large Cap Fund – Class R6	Teachers Insurance & Annuity	246,250.0000	100.00%
	Association
	Attn Janice Carnicelli
	730 3rd Ave
	New York NY 10017-3207

Nuveen Winslow International Large Cap Fund – Class I	Teachers Insurance & Annuity	1,250.0000	100.00%
	Association
	Attn Janice Carnicelli
	730 3rd Ave
	New York NY 10017-3207

Nuveen Winslow International Small Cap Fund – Class A	Ascensus Trust Company FBO	17,284.2150	73.69%
	Jeff Belzer’s 401K Plan
	P.O. Box 10758
	Fargo ND 58106-0758

	Pershing LLC	4,547.3020	19.39%
	1 Pershing Plz
	Jersey City NJ 07399-0001

	Teachers Insurance & Annuity	1,250.0000	5.33%
	Association
	Attn Janice Carnicelli
	730 3rd Ave
	New York NY 10017-3207

Nuveen Winslow International Small Cap Fund – Class C	Teachers Insurance & Annuity	1,250.0000	100.00%
	Association
	Attn Janice Carnicelli
	730 3rd Ave
	New York NY 10017-3207

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

Nuveen Winslow International Small Cap Fund – Class R6	Teachers Insurance & Annuity	1,569,727.4070	98.42%
	Association
	Attn Janice Carnicelli
	730 3rd Ave
	New York NY 10017-3207

Nuveen Winslow International Small Cap Fund – Class I	Charles Schwab & Co Inc	409,039.3700	70.85%
	Special Custody A/C FBO Customers
	Attn Mutual Funds
	211 Main Street
	San Francisco CA 94105-1905

	Justin H Kelly Ttee	145,259.6880	25.16%
	Justin Kelly Revocable Trust
	UA Dtd 04/12/2010
	3100 Maplewood Rd
	Wayzata MN 55391-2644

Nuveen Winslow Large-Cap Growth ESG Fund – Class A	MLPF&S for the Benefit of its	221,271.5250	28.55%
	Customers
	Attn Fund Admin
	4800 Deer Lake Dr E Fl 3
	Jacksonville FL 32246-6484

	National Financial Services LLC	134,316.8860	17.33%
	For the Exclusive Benefit of our
	Customers
	Attn Mutual Fund Dept 4th Floor
	499 Washington Blvd
	Jersey City NJ 07310-1995

	JP Morgan Securities LLC Omnibus	93,690.7180	12.09%
	Account for the Exclusive Benefit
	Of Customers
	4 Chase Metrotech Ctr 3rd Fl
	Mutual Fund Department
	Brooklyn NY 11245-0003

	Edward D Jones & Co	57,656.7930	7.44%
	For the Benefit of Customers
	12555 Manchester Rd
	Saint Louis MO 63131-3710

	American Enterprise Investment Serv	49,598.3460	6.40%
	707 2nd Ave S
	Minneapolis MN 55402-2405

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
	Charles Schwab & Co Inc	49,503.7680	6.39%
	Special Custody A/C FBO Customers
	Attn Mutual Funds
	211 Main Street
	San Francisco CA 94105-1905

	Pershing LLC	41,797.3510	5.39%
	One Pershing Plaza
	Jersey City NJ 07399-0002

Nuveen Winslow Large-Cap Growth ESG Fund – Class C	Raymond James	79,711.6560	41.85%
	Omnibus for Mutual Funds
	House Acct
	Attn: Courtney Waller
	880 Carillon Parkway
	St Petersburg FL 33716-1102

	American Enterprise Investment Serv	45,236.2100	23.75%
	707 2nd Ave S
	Minneapolis MN 55402-2405

	JP Morgan Securities LLC Omnibus	18,916.0990	9.93%
	Account for the Exclusive Benefit
	Of Customers
	4 Chase Metrotech Ctr 3rd Fl
	Mutual Fund Department
	Brooklyn NY 11245-0003

	Pershing LLC	17,399.7710	9.14%
	1 Pershing Plz
	Jersey City NJ 07399-0001

	LPL Financial	13,728.4370	7.21%
	4707 Executive Dr
	San Diego CA 92121-3091

Nuveen Winslow Large-Cap Growth ESG Fund – Class R3	National Financial Services LLC	11,590.3620	100.00%
	For the Exclusive Benefit of our
	Customers
	Attn Mutual Fund Dept 4th Floor
	499 Washington Blvd
	Jersey City NJ 07310-1995

Nuveen Winslow Large-Cap Growth ESG Fund – Class R6	Voya Institutional Trust Company	771,790.8860	40.57%
	As Trustee or Custodian Fors
	Core Market Retirement Plans
	30 Braintree Hill Office Park
	Braintree MA 02184-8747

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
	T Rowe Price Retirement Plan	504,766.3250	26.54%
	Services
	FBO Retirement Plan Clients
	4515 Painters Mill Rd
	Owings Mills MD 21117-4903

	Charles Schwab & Co Inc	216,822.7890	11.40%
	For the Benefit of their Customers
	211 Main St
	San Francisco CA 94105-1905

	Order of St Benedict	190,810.8360	10.03%
	2850 Abbey Plaza
	PO Box 2222
	Collegeville MN 56321-2222

Nuveen Winslow Large-Cap Growth ESG Fund – Class I	Pershing LLC	104,231.9550	5.48%
	PO Box 2052
	Jersey City NJ 07303-2052

	National Financial Services LLC	8,822,002.0930	58.69%
	For the Exclusive Benefit of our
	Customers
	Attn Mutual Fund Dept 4th Floor
	499 Washington Blvd
	Jersey City NJ 07310-1995

	Wells Fargo Bank NA	1,233,055.0150	8.20%
	FBO The City of St Louis Pub Emp
	C/O Fascore LLC
	8515 E Orchard Rd 2T2
	Greenwood Vlg CO 80111-5002

	Charles Schwab & Co Inc	1,152,793.2600	7.67%
	For the Benefit of their Customers
	211 Main St
	San Francisco CA 94105-1905

Nuveen Investment Trust III

Nuveen Symphony High Yield Income Fund – Class A	MLPF&S for the Benefit of its	313,569.4200	14.62%
	Customers
	Attn Fund Admin
	4800 Deer Lake Dr E Fl 3
	Jacksonville FL 32246-6484

	National Financial Services LLC	297,105.5960	13.85%
	For the Exclusive Benefit of our
	Customers
	Attn Mutual Fund Dept 4th Floor
	499 Washington Blvd
	Jersey City NJ 07310-1995

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
	Morgan Stanley Smith Barney LLC	238,040.8540	11.10%
	For the Exclusive Bene of its Cust
	1 New York Plz Fl 12
	New York NY 10004-1932

	American Enterprise Investment Serv	205,111.6670	9.56%
	707 2nd Ave S
	Minneapolis MN 55402-2405

	Wells Fargo Clearing Services LLC	187,930.3770	8.76%
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market Street
	St Louis MO 63103-2523

	Charles Schwab & Co Inc	139,426.8680	6.50%
	Special Custody A/C FBO Customers
	Attn Mutual Funds
	211 Main Street
	San Francisco CA 94105-1905

	Pershing LLC	136,170.0970	6.35%
	One Pershing Plaza
	Jersey City NJ 07399-0002

	Raymond James	133,683.0740	6.23%
	Omnibus for Mutual Funds
	House Acct
	Attn: Courtney Waller
	880 Carillon Parkway
	St Petersburg FL 33716-1102

Nuveen Symphony High Yield Income Fund – Class C	UBS WM USA	527,042.0420	26.56%
	Omni Account M/F
	Spec Cdy A/C EBOC UBSFSI
	1000 Harbor Blvd
	Weehawken NJ 07086-6761

	Raymond James	301,564.3270	15.20%
	Omnibus for Mutual Funds
	House Acct
	Attn: Courtney Waller
	880 Carillon Parkway
	St Petersburg FL 33716-1102

	LPL Financial	207,089.2780	10.44%
	Omnibus Customer Account
	Attn Mutual Fund Trading
	4707 Executive Dr
	San Diego CA 92121-3091

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
	Wells Fargo Clearing Services LLC	198,503.5350	10.00%
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market Street
	St Louis MO 63103-2523

	American Enterprise Investment Serv	198,416.5160	10.00%
	707 2nd Ave S
	Minneapolis MN 55402-2405

	Pershing LLC	131,495.7770	6.63%
	One Pershing Plaza
	Jersey City NJ 07399-0002

	Morgan Stanley Smith Barney LLC	120,598.7810	6.08%
	For the Exclusive Bene of its Cust
	1 New York Plz Fl 12
	New York NY 10004-1932

Nuveen Symphony High Yield Income Fund – Class R6	Mac & Co	192,215.2600	63.64%
	Attn: Mutual Fund Operations
	500 Grant Street
	Room 151-1010
	Pittsburgh PA 15219-2502

	Pershing LLC	65,768.1210	21.78%
	PO Box 2052
	Jersey City NJ 07303-2052

	MLPF&S for the Benefit of its	21,692.8360	7.18%
	Customers
	Attn Fund Admin
	4800 Deer Lake Dr E Fl 3
	Jacksonville FL 32246-6484

Nuveen Symphony High Yield Income Fund – Class I	JP Morgan Chase Bank NA FBO	7,906,117.9380	32.34%
	TIAA-CREF Trust Co as Cust
	For IRA Clients
	4 Metrotech Ctr
	Brooklyn NY 11245-0004

	UBS WM USA	2,995,803.3450	12.25%
	Omni Account M/F
	Spec Cdy A/C EBOC UBSFSI
	1000 Harbor Blvd
	Weehawken NJ 07086-6761

	National Financial Services LLC	2,477,668.8050	10.13%
	For the Exclusive Benefit of our
	Customers
	Attn Mutual Fund Dept 4th Floor
	499 Washington Blvd
	Jersey City NJ 07310-1995

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
	TD Ameritrade Inc FBO	1,573,335.9420	6.44%
	Our Customers
	PO Box 2226
	Omaha NE 68103-2226

	Charles Schwab & Co Inc	1,520,738.8420	6.22%
	For the Benefit of their Customers
	211 Main St
	San Francisco CA 94105-1905

Nuveen Symphony Floating Rate Income Fund – Class A	MLPF&S for the Benefit of its Customers	1,191,473.3590	23.32%
	Attn Fund Admin
	4800 Deer Lake Dr E Fl 3
	Jacksonville FL 32246-6484

	Morgan Stanley Smith Barney LLC	773,164.8020	15.14%
	For the Exclusive Bene of its Cust
	1 New York Plz Fl 12
	New York NY 10004-1932

	National Financial Services LLC	708,756.8000	13.87%
	For the Exclusive Benefit of our
	Customers
	Attn Mutual Fund Dept 4th Floor
	499 Washington Blvd
	Jersey City NJ 07310-1995

	Pershing LLC	429,340.7580	8.40%
	One Pershing Plaza
	Jersey City NJ 07399-0002

	JP Morgan Securities LLC Omnibus	331,333.6370	6.49%
	Account for the Exclusive Benefit
	Of Customers
	4 Chase Metrotech Ctr 3rd Fl
	Mutual Fund Department
	Brooklyn NY 11245-0003

	American Enterprise Investment Serv	327,050.0470	6.40%
	707 2nd Ave S
	Minneapolis MN 55402-2405

	Raymond James	266,822.3100	5.22%
	Omnibus for Mutual Funds
	House Acct
	Attn: Courtney Waller
	880 Carillon Parkway
	St Petersburg FL 33716-1102

Nuveen Symphony Floating Rate Income Fund – Class C	Pershing LLC	402,997.0510	21.40%
	One Pershing Plaza
	Jersey City NJ 07399-0002

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
	Wells Fargo Clearing Services LLC	244,001.8980	12.96%
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market Street
	St Louis MO 63103-2523

	MLPF&S for the Benefit of its	233,464.6700	12.40%
	Customers
	Attn Fund Admin
	4800 Deer Lake Dr E Fl 3
	Jacksonville FL 32246-6484

	Raymond James	185,930.8640	9.87%
	Omnibus for Mutual Funds
	House Acct
	Attn: Courtney Waller
	880 Carillon Parkway
	St Petersburg FL 33716-1102

	Morgan Stanley Smith Barney LLC	178,823.5550	9.50%
	For the Exclusive Bene of its Cust
	1 New York Plz Fl 12
	New York NY 10004-1932

	American Enterprise Investment Serv	140,586.5080	7.47%
	707 2nd Ave S
	Minneapolis MN 55402-2405

	National Financial Services LLC	108,236.7190	5.75%
	For the Exclusive Benefit of our
	Customers
	Attn Mutual Fund Dept 4th Floor
	499 Washington Blvd
	Jersey City NJ 07310-1995

	Charles Schwab & Co Inc	107,684.1630	5.72%
	Special Custody A/C FBO Customers
	Attn Mutual Funds
	211 Main Street
	San Francisco CA 94105-1905

	LPL Financial	105,289.6320	5.59%
	Omnibus Customer Account
	Attn Mutual Fund Trading
	4707 Executive Dr
	San Diego CA 92121-3091

	UBS WM USA	97,949.4710	5.20%
	Omni Account M/F
	Spec Cdy A/C EBOC UBSFSI
	1000 Harbor Blvd
	Weehawken NJ 07086-6761

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

Nuveen Symphony Floating Rate Income Fund – Class R6	UBATCO & Co FBO Bright Start	2,067,346.7750	66.36%
	6811 S 27th St
	Lincoln NE 68512-4823

	HOCO FBO Non Fid Erisa	947,845.2900	30.43%
	922 Walnut St
	Mailstop TBTS 2
	Kansas City MO 64106-1802

Nuveen Symphony Floating Rate Income Fund – Class I	HOCO FBO Non Fid Erisa	4,640,909.4730	15.30%
	922 Walnut St
	Mailstop TBTS 2
	Kansas City MO 64106-1802

	American Enterprise Investment Serv	4,452,213.2650	14.68%
	707 2nd Ave S
	Minneapolis MN 55402-2405

	Goldman Sachs & Co	4,045,026.0940	13.34%
	C/O Mutual Funds Ops
	222 South Main St
	Salt Lake City UT 84101-2199

	National Financial Services LLC	2,272,219.3990	7.49%
	For the Exclusive Benefit of our
	Customers
	Attn Mutual Fund Dept 4th Floor
	499 Washington Blvd
	Jersey City NJ 07310-1995

	MLPF&S for the Benefit of its	2,083,890.1330	6.87%
	Customers
	Attn Fund Admin
	4800 Deer Lake Dr E Fl 3
	Jacksonville FL 32246-6484

	Capinco	2,013,394.0840	6.64%
	C/O US Bank
	PO Box 1787
	Milwaukee WI 53201-1787

	TD Ameritrade Inc for the	1,652,239.7120	5.45%
	Exclusive Benefit of our Clients
	PO Box 2226
	Omaha NE 68103-2226

Nuveen Investment Trust V
Nuveen Gresham Managed Futures Strategy Fund – Class A	Pershing LLC	7,251.9280	63.35%
	1 Pershing Plz
	Jersey City NJ 07399-0001

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
	Violette Balma	2,691.0160	23.51%
	10051 Sprit Cir
	Huntingtn Bch CA 92646-7402

	Teachers Insurance & Annuity	1,250.0000	10.92%
	Association
	Attn Janice Carnicelli
	730 3rd Ave
	New York NY 10017-3207

Nuveen Gresham Managed Futures Strategy Fund – Class C	Teachers Insurance & Annuity	1,250.0000	100.00%
	Association
	Attn Janice Carnicelli
	730 3rd Ave
	New York NY 10017-3207

Nuveen Gresham Managed Futures Strategy Fund – Class R6	Teachers Insurance & Annuity	1,246,250.0000	100.00%
	Association
	Attn Janice Carnicelli
	730 3rd Ave
	New York NY 10017-3207

Nuveen Gresham Managed Futures Strategy Fund – Class I	Pershing LLC	13,278.8390	91.40%
	1 Pershing Plz
	Jersey City NJ 07399-0001

	Teachers Insurance & Annuity	1,250.0000	8.60%
	Association
	Attn Janice Carnicelli
	730 3rd Ave
	New York NY 10017-3207

Nuveen NWQ Flexible Income Fund – Class A	Wells Fargo Clearing Services LLC	1,706,803.3420	13.95%
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market Street
	St Louis MO 63103-2523

	Charles Schwab & Co Inc	1,705,795.5040	13.94%
	Special Custody A/C FBO Customers
	Attn Mutual Funds
	211 Main Street
	San Francisco CA 94105-1905

	National Financial Services LLC	1,299,502.9340	10.62%
	For the Exclusive Benefit of our
	Customers
	Attn Mutual Fund Dept 4th Floor
	499 Washington Blvd
	Jersey City NJ 07310-1995

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
	Morgan Stanley Smith Barney LLC	1,212,388.9250	9.91%
	For the Exclusive Bene of its Cust
	1 New York Plz Fl 12
	New York NY 10004-1932

	LPL Financial	1,184,727.5250	9.68%
	Omnibus Customer Account
	Attn Mutual Fund Trading
	4707 Executive Dr
	San Diego CA 92121-3091

	American Enterprise Investment Serv	1,154,115.7570	9.43%
	707 2nd Ave S
	Minneapolis MN 55402-2405

	Pershing LLC	928,179.0300	7.58%
	One Pershing Plaza
	Jersey City NJ 07399-0002

	Raymond James	886,554.6230	7.24%
	Omnibus for Mutual Funds
	House Acct
	Attn: Courtney Waller
	880 Carillon Parkway
	St Petersburg FL 33716-1102

	JP Morgan Securities LLC Omnibus	620,791.2290	5.07%
	Account for the Exclusive Benefit Of Customers
	4 Chase Metrotech Ctr 3rd Fl
	Mutual Fund Department
	Brooklyn NY 11245-0003

Nuveen NWQ Flexible Income Fund – Class C	Wells Fargo Clearing Services LLC	2,532,689.9640	20.41%
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market Street
	St Louis MO 63103-2523

	Morgan Stanley Smith Barney LLC	1,471,069.6520	11.85%
	For the Exclusive Bene of its Cust
	1 New York Plz Fl 12
	New York NY 10004-1932

	Charles Schwab & Co Inc	1,344,602.2660	10.83%
	Special Custody A/C FBO Customers
	Attn Mutual Funds
	211 Main Street
	San Francisco CA 94105-1905

	American Enterprise Investment Serv	1,313,489.5570	10.58%
	707 2nd Ave S
	Minneapolis MN 55402-2405

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
	Raymond James	1,263,029.9910	10.18%
	Omnibus for Mutual Funds
	House Acct
	Attn: Courtney Waller
	880 Carillon Parkway
	St Petersburg FL 33716-1102

	LPL Financial	1,023,414.6220	8.25%
	Omnibus Customer Account
	Attn Mutual Fund Trading
	4707 Executive Dr
	San Diego CA 92121-3091

	UBS WM USA	905,375.3020	7.29%
	Omni Account M/F
	Spec Cdy A/C EBOC UBSFSI
	1000 Harbor Blvd
	Weehawken NJ 07086-6761

	Pershing LLC	877,335.9630	7.07%
	One Pershing Plaza
	Jersey City NJ 07399-0002

	National Financial Services LLC	672,214.3300	5.42%
	For the Exclusive Benefit of our
	Customers
	Attn Mutual Fund Dept 4th Floor
	499 Washington Blvd
	Jersey City NJ 07310-1995

Nuveen NWQ Flexible Income Fund – Class R6	Employee Pension	166,102.7040	53.36%
	Plan of the Ludwig Group Inc
	666 3rd Ave Fl 28
	New York NY 10017-4030

	Wells Fargo Bank NA FBO	99,374.2440	31.93%
	Beaver Falls Pension Plan
	PO Box 1533
	Minneapolis MN 55480-1533

	Pershing LLC	19,504.7460	6.27%
	One Pershing Plaza
	Jersey City NJ 07399-0002

Nuveen NWQ Flexible Income Fund – Class I	American Enterprise Investment Serv	10,315,156.6730	20.87%
	707 2nd Ave S
	Minneapolis MN 55402-2405

	LPL Financial	5,970,536.9970	12.08%
	Omnibus Customer Account
	Attn Mutual Fund Trading
	4707 Executive Dr
	San Diego CA 92121-3091

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
	Morgan Stanley Smith Barney LLC	4,820,944.5390	9.76%
	For the Exclusive Bene of its Cust
	1 New York Plz Fl 12
	New York NY 10004-1932

	National Financial Services LLC	4,193,193.4850	8.48%
	For the Exclusive Benefit of our
	Customers
	Attn Mutual Fund Dept 4th Floor
	499 Washington Blvd
	Jersey City NJ 07310-1995

	Wells Fargo Clearing Services LLC	3,838,819.2460	7.77%
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market Street
	St Louis MO 63103-2523

	Mitra & Co FBO	3,756,204.9370	7.60%
	C/O Reliance Trust Company WI
	Mailcode: BD1N – Attn: MF
	4900 W Brown Deer Rd
	Milwaukee WI 53223-2422

	Raymond James	3,517,060.8190	7.12%
	Omnibus for Mutual Funds
	House Acct
	Attn: Courtney Waller
	880 Carillon Parkway
	St Petersburg FL 33716-1102

	UBS WM USA	3,247,061.7080	6.57%
	Omni Account M/F
	Spec Cdy A/C EBOC UBSFSI
	1000 Harbor Blvd
	Weehawken NJ 07086-6761

	Pershing LLC	3,046,457.4010	6.16%
	One Pershing Plaza
	Jersey City NJ 07399-0002

Nuveen Preferred Securities and Income Fund – Class A	Charles Schwab & Co Inc	3,573,960.2110	13.07%
	For the Benefit of their Customers
	211 Main St
	San Francisco CA 94105-1905

	National Financial Services LLC	2,966,304.2540	10.85%
	For the Exclusive Benefit of our Customers
	Attn Mutual Fund Dept 4th Floor
	499 Washington Blvd
	Jersey City NJ 07310-1995

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
	Wells Fargo Clearing Services LLC	2,654,794.0590	9.71%
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market Street
	St Louis MO 63103-2523

	Charles Schwab & Co Inc	2,503,786.2480	9.16%
	Special Custody A/C FBO Customers
	Attn Mutual Funds
	211 Main Street
	San Francisco CA 94105-1905

	MLPF&S for the Benefit of its Customers	2,422,849.7430	8.86%
	Attn Fund Admin
	4800 Deer Lake Dr E Fl 3
	Jacksonville FL 32246-6484

	Morgan Stanley Smith Barney LLC	2,281,449.7140	8.34%
	For the Exclusive Bene of its Cust
	1 New York Plz Fl 12
	New York NY 10004-1932

	Pershing LLC	1,609,636.9430	5.89%
	One Pershing Plaza
	Jersey City NJ 07399-0002

	JP Morgan Securities LLC Omnibus	1,453,263.8360	5.31%
	Account for the Exclusive Benefit
	Of Customers
	4 Chase Metrotech Ctr 3rd Fl
	Mutual Fund Department
	Brooklyn NY 11245-0003

	Raymond James	1,438,699.3570	5.26%
	Omnibus for Mutual Funds
	House Acct
	Attn: Courtney Waller
	880 Carillon Parkway
	St Petersburg FL 33716-1102

Nuveen Preferred Securities and Income Fund – Class C	Wells Fargo Clearing Services LLC	3,031,254.3950	21.41%
	Special Custody Acct for the
	Exclusive Benefit of Customer
	2801 Market Street
	St Louis MO 63103-2523

	American Enterprise Investment Serv	1,605,468.5010	11.34%
	707 2nd Ave S
	Minneapolis MN 55402-2405

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
	Morgan Stanley Smith Barney LLC	1,491,561.8970	10.54%
	For the Exclusive Bene of its Cust
	1 New York Plz Fl 12
	New York NY 10004-1932

	Raymond James	1,356,575.4690	9.58%
	Omnibus for Mutual Funds
	House Acct
	Attn: Courtney Waller
	880 Carillon Parkway
	St Petersburg FL 33716-1102

	JP Morgan Securities LLC Omnibus	1,187,738.8580	8.39%
	Account for the Exclusive Benefit Of Customers
	4 Chase Metrotech Ctr 3rd Fl
	Mutual Fund Department
	Brooklyn NY 11245-0003

	Pershing LLC	970,281.9460	6.85%
	One Pershing Plaza
	Jersey City NJ 07399-0002

	Charles Schwab & Co Inc	967,086.8100	6.83%
	Special Custody Acct FBO Customers
	Attn: Mutual Funds
	211 Main St
	San Francisco CA 94105-1905

	UBS WM USA	928,749.2660	6.56%
	Omni Account M/F
	Spec Cdy A/C EBOC UBSFSI
	1000 Harbor Blvd
	Weehawken NJ 07086-6761

	MLPF&S for the Benefit of its	750,292.2210	5.30%
	Customers
	Attn Fund Admin
	4800 Deer Lake Dr E Fl 3
	Jacksonville FL 32246-6484

	LPL Financial	742,094.1760	5.24%
	Omnibus Customer Account
	Attn Mutual Fund Trading
	4707 Executive Dr
	San Diego CA 92121-3091

Nuveen Preferred Securities and Income Fund – Class R3	National Financial Services LLC	112,084.0080	63.88%
	For the Exclusive Benefit of our Customers
	Attn Mutual Fund Dept 4th Floor
	499 Washington Blvd
	Jersey City NJ 07310-1995

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
	Pershing LLC	38,082.8900	21.71%
	One Pershing Plaza
	Jersey City NJ 07399-0002

Nuveen Preferred Securities and Income Fund – Class R6	JP Morgan Securities LLC Omnibus	25,847,449.1770	96.92%
	Account for the Exclusive Benefit
	Of Customers
	4 Chase Metrotech Ctr 3rd Fl
	Mutual Fund Department
	Brooklyn NY 11245-0003

Nuveen Preferred Securities and Income Fund – Class I	National Financial Services LLC	48,161,826.8010	28.70%
	For the Exclusive Benefit of our
	Customers
	Attn Mutual Fund Dept 4th Floor
	499 Washington Blvd
	Jersey City NJ 07310-1995

	American Enterprise Investment Serv	15,473,470.9870	9.22%
	707 2nd Ave S
	Minneapolis MN 55402-2405

	MLPF&S for the Benefit of its	12,669,754.6210	7.55%
	Customers
	Attn Fund Admin
	4800 Deer Lake Dr E Fl 3
	Jacksonville FL 32246-6484

	Charles Schwab & Co Inc	11,804,055.4760	7.03%
	Attn Special Custody A/C
	FBO Customers
	Attn Mutual Funds
	211 Main St
	San Francisco CA 94105-1905

	LPL Financial	8,985,393.2330	5.35%
	Omnibus Customer Account
	Attn Mutual Fund Trading
	4707 Executive Dr
	San Diego CA 92121-3091

Nuveen Global Real Estate Securities Fund – Class A	Teachers Insurance & Annuity	1,250.0000	78.96%
	Association
	Attn Janice Carnicelli
	730 3rd Ave
	New York NY 10017-3207

	TD Ameritrade Inc FBO	333.1010	21.04%
	Our Customers
	PO Box 2226
	Omaha NE 68103-2226

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned

Nuveen Global Real Estate Securities Fund – Class C	Teachers Insurance & Annuity	1,250.0000	72.61%
	Association
	Attn Janice Carnicelli
	730 3rd Ave
	New York NY 10017-3207

	Pershing LLC	250.6790	14.56%
	1 Pershing Plz
	Jersey City NJ 07399-0001

	American Enterprise Investment Serv	220.8070	12.83%
	707 2nd Ave S
	Minneapolis MN 55402-2405

Nuveen Global Real Estate Securities Fund – Class R6	Teachers Insurance & Annuity	1,246,250.0000	51.24%
	Association
	Attn Janice Carnicelli
	730 3rd Ave
	New York NY 10017-3207

	Northern Tr Co Cust FBO Children’s	1,165,545.4640	47.92%
	Medical Center Fnd Tr
	PO Box 92956
	Chicago IL 60675-2956

Nuveen Global Real Estate Securities Fund – Class I	Terence J Toth Ttee	3,100.1280	41.30%
	Terence J Toth Trust
	U/A 01-20-1999
	411 N Lincoln St
	Hinsdale IL 60521-3444

	Pershing LLC	2,009.0150	26.77%
	1 Pershing Plz
	Jersey City NJ 07399-0001

	Teachers Insurance & Annuity	1,250.0000	16.65%
	Association
	Attn Janice Carnicelli
	730 3rd Ave
	New York NY 10017-3207

	UMB Bank NA	1,146.9760	15.28%
	Cust IRA FBO
	Monica Morin Toth
	411 N Lincoln St
	Hinsdale IL 60521-3444

Nuveen

333 West Wacker Drive

Chicago, IL 60606-1286

(800) 257-8787

www.nuveen.com	NIT 1120

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE AT THE VIRTUAL MEETING

Visit: www.meetingcenter.io/251819459

on November 16 at 2:00 p.m. Central Time.

To participate in the Virtual Meeting, enter the 14-digit control number from the shaded box on this card. The Password for this meeting is NUV2020.

Please detach at perforation before mailing.

NUVEEN FUNDS SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 16, 2020

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of each of Nuveen Investment Trust, Nuveen Investment Trust II, Nuveen Investment Trust III and Nuveen Investment Trust V (each trust individually, a “Trust” and collectively, the “Trusts”),.on behalf of each series of each Trust, individually a “Fund,” and collectively, the “Funds”, revoking previous proxies, hereby appoints Mark J. Czarniecki, Diana R. Gonzalez, Kevin J. McCarthy, Christopher M. Rohrbacher and Eric F. Fess, or any one of them as true and lawful attorneys with power of substitution of each, to vote all shares of the Fund(s) that the undersigned is entitled to vote at the Special Meeting of Shareholders to be held virtually at the following Website: www.meetingcenter.io/251819459, on November 16, 2020, at 2:00 p.m. Central Time, and at any and all adjournments or postponements thereof as indicated on the reverse side. To participate in the Virtual Meeting enter the 14-digit control number from the shaded box on this card. The Password for this meeting is NUV2020. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

Receipt of the Notice of the Special Meeting of Shareholders and the accompanying Joint Proxy Statement is hereby acknowledged. The shares of Fund(s) represented hereby will be voted as indicated or FOR the proposals if no choice is indicated.

VOTE VIA THE INTERNET: www.proxy-direct.com

VOTE VIA THE TELEPHONE: 1-800-337-3503

NIT_31614_091620_BK3

PLEASE SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

xxxxxxxxxxxxxx	code

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

Important Notice Regarding the Availability of Proxy Materials for

Nuveen Funds

Special Meeting of Shareholders to Be Held Virtually on November 16, 2020.

The Joint Proxy Statement for this meeting is available at:

http://www.nuveenproxy.com/Mutual-Fund-Proxy-Information/

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

FUNDS	FUNDS	FUNDS
Nuveen Emerging Markets Equity Fund	Nuveen Equity Long/Short Fund	Nuveen Equity Market Neutral Fund
Nuveen Global Real Estate Securities Fund	Nuveen Gresham Managed Futures Strategy Fund	Nuveen International Growth Fund
Nuveen Large Cap Core Fund	Nuveen Large Cap Growth Fund	Nuveen Large-Cap Value Fund
Nuveen NWQ Flexible Income Fund	Nuveen NWQ Global Equity Income Fund	Nuveen NWQ International Value Fund
Nuveen NWQ Large-Cap Value Fund	Nuveen NWQ Multi-Cap Value Fund	Nuveen NWQ Small/Mid-Cap Value Fund
Nuveen NWQ Small-Cap Value Fund	Nuveen Preferred Securities and Income Fund	Nuveen Santa Barbara Dividend Growth Fund
Nuveen Santa Barbara Global Dividend Growth Fund	Nuveen Santa Barbara International Dividend Growth Fd	Nuveen Symphony Floating Rate Income Fund
Nuveen Symphony High Yield Income Fund	Nuveen Winslow International Large Cap Fund	Nuveen Winslow International Small Cap Fund
Nuveen Winslow Large-Cap Growth ESG Fund

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” the proposals.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A	Proposal				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT

1.	To elect ten Board Members:				☐	☐	☐
	01. Jack B. Evans	02. William C. Hunter	03. Albin F. Moschner	04. John K. Nelson
	05. Judith M. Stockdale	06. Carole E. Stone	07. Matthew Thornton III	08. Terence J. Toth
	09. Margaret L. Wolff	10. Robert L. Young

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided

2.	To approve revisions to its fundamental investment policy regarding industry concentration.

		FOR	AGAINST	ABSTAIN
	Nuveen NWQ Flexible Income Fund	☐	☐	☐
B	Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Note:	Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

Scanner bar code

xxxxxxxxxxxxxx	NIT2 31614	M xxxxxxxx